File Numbers 33-3233
811-4585

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. __	□
Post-Effective Amendment No. 46	☒
And/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 147	☒

Minnesota Life Variable Life Account
(formerly Minnesota Mutual Variable Life Account)
(Exact Name of Registrant)

Minnesota Life Insurance Company
(formerly The Minnesota Mutual Life Insurance Company)
(Depositor)

400 Robert Street North, St. Paul, Minnesota 55101-2098
(Depositor’s Principal Executive Offices)
1-651-665-3500
(Depositor’s Telephone Number, including Area Code)

Gary R. Christensen, Esq.
Senior Vice President, General Counsel and Secretary

Minnesota Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101-2098
(Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
□	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2021 pursuant to paragraph (b) of Rule 485
□	60 days after filing pursuant to paragraph (a)(1) of Rule 485

□	on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following:
□	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Variable Adjustable Life Insurance Policies

Prospectus
Minnesota Life Insurance Company
Minnesota Life Variable Life Account
Variable Adjustable Life Insurance Policy
This prospectus describes a Variable Adjustable Life Insurance Policy issued by Minnesota Life Insurance Company (“Minnesota Life”). It provides life insurance protection for the life of the insured so long as scheduled Premiums are paid. Under some plans of insurance, the face amount of insurance may decrease or terminate during the life of the insured. The Policy may be adjusted, within described limits, as to face amount, Premium amount and the plan of insurance.
Variable Adjustable Life Policy Values may be invested in Our separate account called the Minnesota Life Variable Life Account (“Variable Life Account”). Policy Values may also be invested in a general account option. The Actual Cash Value of all Policies will vary with the investment experience of these options.
You should consider the Policy in conjunction with other insurance You own. Replacing Your existing life insurance with this Policy may not be to Your advantage. In addition, it may not be to Your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult Your registered representative or financial professional.
The Variable Life Account invests in the following Fund Portfolios:
Securian Funds Trust
•	SFT Core Bond Fund — Class 2 Shares
•	SFT Government Money Market Fund
•	SFT Index 400 Mid-Cap Fund — Class 2 Shares
•	SFT Index 500 Fund — Class 2 Shares
•	SFT International Bond Fund — Class 2 Shares
•	SFT IvySM Growth Fund*
•	SFT IvySM Small Cap Growth Fund*
•	SFT Real Estate Securities Fund — Class 2 Shares
•	SFT T. Rowe Price Value Fund
•	SFT Wellington Core Equity Fund — Class 2 Shares
* ‘Ivy’ is the service mark of Ivy Distributors, Inc., an affiliate of the Ivy Investment Management Company, the fund’s subadvisor.
AB Variable Products Series Fund, Inc.
•	International Value Portfolio — Class B Shares
American Century Variable Portfolios, Inc.
•	VP Disciplined Core Value Fund — Class II Shares
American Century Variable Portfolios II, Inc.
•	VP Inflation Protection Fund — Class II Shares
American Funds Insurance Series®
•	Capital World Bond Fund — Class 2 Shares
•	Global Growth Fund — Class 2 Shares
•	Global Small Capitalization Fund — Class 2 Shares
•	Growth Fund — Class 2 Shares
•	Growth-Income Fund — Class 2 Shares
•	International Fund — Class 2 Shares
•	New World Fund® — Class 2 Shares
•	U.S. Government Securities Fund — Class 2 Shares
Fidelity® Variable Insurance Products Funds
•	Equity-Income Portfolio — Service Class 2 Shares
•	Mid Cap Portfolio — Service Class 2 Shares
Franklin Templeton Variable Insurance Products Trust
•	Franklin Mutual Shares VIP Fund — Class 2 Shares
•	Franklin Small Cap Value VIP Fund — Class 2 Shares
•	Franklin Small-Mid Cap Growth VIP Fund — Class 2 Shares
•	Templeton Developing Markets VIP Fund — Class 2 Shares

Goldman Sachs Variable Insurance Trust
•	Goldman Sachs VIT High Quality Floating Rate Fund — Service Shares
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	Invesco Oppenheimer V.I. International Growth Fund — Series II Shares
•	Invesco V.I. American Value Fund — Series II Shares
•	Invesco V.I. Comstock Fund — Series II Shares
•	Invesco V.I. Equity and Income Fund — Series II Shares
•	Invesco V.I. Growth and Income Fund — Series II Shares
•	Invesco V.I. Main Street Small Cap Fund® — Series II Shares
•	Invesco V.I. Small Cap Equity Fund — Series II Shares
Ivy Variable Insurance Portfolios
•	Ivy VIP Asset Strategy — Class II Shares
•	Ivy VIP Balanced — Class II Shares
•	Ivy VIP Core Equity — Class II Shares
•	Ivy VIP Global Growth — Class II Shares
•	Ivy VIP High Income — Class II Shares
•	Ivy VIP International Core Equity — Class II Shares
•	Ivy VIP Mid Cap Growth — Class II Shares
•	Ivy VIP Natural Resources — Class II Shares
•	Ivy VIP Science and Technology — Class II Shares
•	Ivy VIP Small Cap Core — Class II Shares
•	Ivy VIP Small Cap Growth — Class II Shares
•	Ivy VIP Value — Class II Shares
Janus Aspen Series
•	Janus Henderson Balanced Portfolio — Service Shares
•	Janus Henderson Forty Portfolio — Service Shares
•	Janus Henderson Mid Cap Value Portfolio — Service Shares
•	Janus Henderson Overseas Portfolio — Service Shares
MFS® Variable Insurance Trust
•	MFS® Mid Cap Growth Series — Service Class
MFS® Variable Insurance Trust II
•	MFS® International Intrinsic Value Portfolio — Service Class
Morgan Stanley Variable Insurance Fund, Inc.
•	Emerging Markets Equity Portfolio — Class II Shares
ALPS Variable Investment Trust
•	Morningstar Aggressive Growth ETF Asset Allocation Portfolio — Class II Shares*
•	Morningstar Balanced ETF Asset Allocation Portfolio — Class II Shares*
•	Morningstar Conservative ETF Asset Allocation Portfolio — Class II Shares*
•	Morningstar Growth ETF Asset Allocation Portfolio — Class II Shares*
•	Morningstar Income and Growth ETF Asset Allocation Portfolio — Class II Shares*
* These portfolios are structured as fund of funds that invest directly in shares of underlying funds.
Neuberger Berman Advisers Management Trust
•	Neuberger Berman AMT Sustainable Equity Portfolio — S Class Shares
PIMCO Variable Insurance Trust
•	PIMCO VIT Low Duration Portfolio — Advisor Class Shares
•	PIMCO VIT Total Return Portfolio — Advisor Class Shares
Putnam Variable Trust
•	Putnam VT Growth Opportunities Fund — Class IB Shares
•	Putnam VT International Equity Fund — Class IB Shares
•	Putnam VT Large Cap Value Fund — Class IB Shares
•	Putnam VT Sustainable Leaders Fund — Class IB Shares

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your policy will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by calling our customer service line at 844-208-2412.
You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling our customer service line at 844-208-2412. Your election to receive reports in paper will apply to all portfolio companies under your policy.
Please note that the Policy and the Portfolios:
•	are not guaranteed to achieve their goals;
•	are not federally insured;
•	are not endorsed by any bank or government agency; and
•	are subject to risks, including loss of the amount invested.
This prospectus must be accompanied by the current prospectuses of the Funds. You should read the prospectus carefully and retain it for future reference.
The policy has not been approved or disapproved by the SEC. Neither the SEC nor any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Minnesota Life
400 Robert Street North • St. Paul, Minnesota 55101-2098
Ph 651/665-3500 • http:/www.securian.com
Dated: May 1, 2021

Summary of Benefits and Risks
The following summary is designed to answer certain general questions concerning the Policy and to give You a brief overview of the more significant features. The summary is not comprehensive and You should review the information contained elsewhere in this prospectus. This prospectus describes two versions of the Variable Adjustable Life (“VAL”) Insurance Policy, VAL ‘87 and VAL ‘95. In states where the policy forms were approved, VAL ‘87 was issued prior to May 1, 1995 and VAL ‘95 after that date. As the Policy Owner, You can exercise all the rights under the policy, including the right to change the owner and beneficiary and the right to make policy adjustments. A variable adjustable life insurance policy is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values; it is not suitable as a short-term investment vehicle due to the cost of insurance and the expenses charged. This Policy is no longer issued after October 31, 2008 and certain agreements may no longer be available.
What are some of the benefits of the Policy?
The Policy described in this prospectus combines a guaranteed death benefit, flexible administrative procedures, and market sensitive investment features.
What is the guaranteed death benefit?
We guarantee that the face amount of insurance shown on the policy specification page will be paid on the death of the insured as long as the policy is not contestable, is in-force, there is no policy indebtedness and all scheduled Premiums have been paid. Some policies have a scheduled decrease in the guaranteed face amount at the end of the initial policy protection period. In this case, the time and amount of the decrease are also shown on the policy specification page. The importance of the guarantee is that adverse investment performance may never reduce Your life insurance protection below the guaranteed amount. See “Adjustable Life Insurance.”
What makes the Policy “Adjustable”?
The Policy is called “Adjustable” because it allows You the flexibility to tailor Your Policy to Your needs at issue and thereafter to change or adjust Your Policy as Your insurance needs change. The three components in designing Your Policy are the level of Premiums You wish to pay, the level of death benefit protection You need and the appropriate plan of insurance for You. You may choose any two of the three components — Premium, face amount and plan — and We will calculate the third component. Within very broad limits, including those designed to assure that the Policy qualifies as life insurance for tax purposes, You may choose any level of Premium or death benefit that You wish. Some limitations do apply to policy adjustments. See “Policy Adjustments.”
Whole life insurance plans provide life insurance in an amount at least equal to the initial face amount at the death of the insured whenever that occurs. Whole life plans may be suitable for individuals who wish to ensure lifetime coverage, without any scheduled reduction in face amount, by the payment of relatively higher Premiums and, in certain cases, for a lesser period of time, or who wish to accumulate substantial cash values by utilizing the investment features of the Policy. Protection insurance plans provide life insurance in an amount at least equal to the initial face amount for a specified period. A protection plan requires the lowest initial level of Premiums and offers the most insurance protection with the lowest investment element. The protection plan may be a suitable starting point for young Policy Owners who have not reached their peak earning years but who have substantial life insurance needs. For any given face amount of insurance, You may select a plan that falls anywhere between the minimum protection plan and the maximum whole life plan. The higher the Premium You pay, the greater will be Your cash value accumulation at any given time and therefore, for whole life plans, the shorter the period during which You need to pay Premiums before Your Policy becomes Paid Up.
What makes the Policy “Variable”?
The Policy is called “Variable” because unlike traditional whole life and universal life contracts which provide for accumulations of contract values at fixed rates determined by the insurance company, the value in the Policy may be invested in a separate account of Ours called the Minnesota Life Variable Life Account. The sub-accounts of the separate account are invested in corresponding Portfolios of the Funds. Your Policy Values invested in these sub-accounts will fluctuate with the performance of the sub-accounts and will reflect market rates of return. See “Variable Life Account” and “The Funds.”
Those seeking the traditional insurance protections of a guaranteed cash value may allocate Premiums to the Guaranteed Principal Account, which is a general account option with a guaranteed accumulation at a fixed rate of interest. With the Guaranteed Principal Account, You do not bear the risk that adverse investment performance will depreciate the account value. See “The Guaranteed Principal Account.”
What death benefit options are offered under the Policy?
The Policy provides two death benefit options: the Cash Option and the Protection Option. Your choice will depend on which option best fits Your need.
The Cash Option provides a fixed death benefit equal to the guaranteed face amount. Favorable nonguaranteed elements, including investment returns, will be reflected in increased Actual Cash Values which will, on whole life plans, shorten the Premium paying period. Only if and when the Policy Value exceeds the Net Single Premium for the then current face amount will the death benefit vary.
The Protection Option provides a variable death benefit from the issue date as well as variable Actual Cash Value. Favorable nonguaranteed elements, including investment returns, will be reflected both in increased life insurance coverage and increased cash value accumulations, although any increases in Actual Cash Values under the Protection Option will not be as great as under the Cash Option. See “Death Benefit Options.”
Do You have access to Your Policy Values?
Yes. You may transfer Policy Values among the available investment options, make a partial surrender of the Actual Cash Values, or surrender the Policy. See “Transfers” and “Surrender.” You may also borrow up to 90 percent of Your Policy Value as a policy loan. See “Policy Loans.” Some of these transactions may have significant tax consequences. See “Federal Tax Status.”
What are some of the risks of the Policy?
There is an investment risk. A variable adjustable life insurance policy is intended for those who wish to combine both life insurance and the accumulation of cash values; it is not suitable as a short-term investment vehicle. The values in the sub-accounts have no guaranteed minimum account value. The claims-paying ability of Minnesota Life as measured by independent rating agencies does not provide any guarantees of the investment performance of the Variable Life Account. Therefore, You bear the risk that adverse investment performance may depreciate Your investment in the Policy. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the policy. See “Policy Values.”

There is a risk that a Policy will lapse. Lapse will occur if a scheduled Premium is not paid, or if there is no Actual Cash Value when there is a policy loan. Policy loans may increase the risk that the Policy will lapse. If a Policy with a substantial loan lapses, there may be significant negative tax consequences.
Policy loans may also have a negative impact on the cash value, and may reduce the death benefit. See “Policy Premiums.”
You may make a partial surrender of the Actual Cash Value. A partial surrender may be subject to a transaction charge equal to the lesser of $25 or 2 percent of the amount of the partial surrender. A partial surrender will reduce the Actual Cash Value and the death benefit and will increase the risk of lapse or termination. In addition, a partial surrender may have significant tax consequences. See “Federal Tax Status.”
There is risk that the Policy may not qualify as life insurance for federal tax purposes. We believe that a Policy issued on the basis of a standard Premium class should so qualify. However, it is not clear whether a Policy issued on a sub-standard basis would qualify. Failure to qualify would mean that the death proceeds would be included in the beneficiary’s gross income for federal income tax purposes, and that cash values are constructively received prior to when they are actually received.
There is also a risk that a Policy qualifying as life insurance will be treated as a modified endowment contract (“MEC”). A MEC is treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside build-up of yearly cash value increases. However, any amounts You receive, such as dividends, cash withdrawals, loans or amounts received from partial or total surrender of the Policy are includable in gross income on an income-first basis. With certain exceptions, the tax treatment includes a 10 percent additional income tax imposed on the portion of any distribution that is included in income. See “Federal Tax Status.”
The Guaranteed Principal Account is part of Our general account, which consists of all assets owned by Us other than those in the Variable Life Account and any other separate accounts which We may establish. Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.
The Policy may also be unsuitable as a short-term savings vehicle due to the costs of insurance and expenses charged. Furthermore, Portfolio values could decline depending upon changes in the underlying Funds. Depending upon the timing of withdrawals, owners could lose all or part of their Premium payments.
Summary Fee Tables
The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the Policy. The charges may not be representative of the charges You will pay. Your Policy’s schedule pages indicate the charges applicable to Your Policy. More information about Your charges is available upon request by contacting Us at the telephone number or address listed on the cover page of this prospectus.

Transaction Fees
This table describes the fees and expenses that are payable at the time that You buy the Policy, pay Premiums, surrender the Policy, change the Policy or make transfers between the investment options.
Charge	When Charge is Deducted	Amount Deducted
First Year Sales Load(1)	Upon first year Premium payment and for the first year after a Premium increase(2)	Maximum of 23 percent of first year Premium(3)
Sales Load(1)	Upon Premium payment	Maximum of 7 percent of Premiums in all years(4)
Underwriting Charge	Upon first year Premium payment and for the first year after a face amount increase(2)	Maximum of $5 per $1,000 of face amount(3)
Premium Tax Charge	Upon Premium payment	2.5 percent of Premium(5)
Face Amount Guarantee Charge	Upon Premium payment	1.5 percent of Premium(4)
Policy Adjustment Transaction Charge(6)	At Policy adjustment for changes in Premium, face amount or plan of insurance	$25
Partial Surrender Transaction Charge	At partial surrender	The lesser of $25 or 2 percent of partial surrender amount
Transfer Transaction Charge	At transfer of cash values	Maximum of $10(7)
Sub-standard Risk Charge (VAL ‘95)	Upon Premium payment	Maximum of $260 and minimum of $0.08 per $1,000 of face amount
The charge for a representative male nonsmoker age 35 would be $2.50 per $1,000 of face amount(8)
Exchange Administrative Charge	At issue of an internal exchange	$150
(1)	Sales load is the maximum sales charge imposed on a Premium.
(2)	First year Premium is Base Premium payable in the first 12 months of the contract, or the Base Premium paid in the 12 months following a face amount increase.
(3)	The charge only applies to Base Premium up to that which provides level Premium and face amount for life.
(4)	Applies to Base Premiums. This charge does not apply to Premiums for additional agreements. This charge currently does not apply to Nonrepeating Premiums. See “Special Terms.”
(5)	Applies to Base Premiums and Nonrepeating Premiums.
(6)	See “Policy Adjustments.”
(7)	Currently, no transfer transaction charge is assessed.
(8)	The charge varies by the age and underwriting class of the insured as well as the face amount and Premium level of the Policy.

Periodic Charges Other Than Investment Option Operating Expenses
The next tables describe the fees and expenses that You will pay periodically during the time that You own the Policy, not including fees and expenses of the variable investment options.
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charge	Monthly	Maximum of $83.33 and minimum of $0.01 per $1,000 of net amount at risk(1)
The charge for a representative male nonsmoker standard risk age 35 would be $0.06 per $1,000 of net amount at risk(1)
Administration Charge	Monthly	$5
Mortality and Expense Risk Charge	Daily	An annual rate of 0.50 percent of average daily net assets of Variable Life Account
Sub-standard Risk Charge (VAL ‘87)	Monthly	Maximum of $22 and minimum of $0.01 per $1,000 of face amount
The charge for a representative male nonsmoker age 35 would be $0.19 per $1,000 of face amount(1)
Loan Interest Charge	Annually and upon policy adjustment	Loan interest accrues daily at an annual rate of 8 percent of loan amount(2)
Additional Agreements:
a) Waiver of Premium Agreement	Upon Premium payment	a) Maximum of $11.24 and minimum of $0.12 per $1,000 of face amount annually
The charge for a representative male nonsmoker age 30 would be $0.30 per $1,000 of face amount annually(3)
b) Policy Enhancement Agreement	Annually	b) $8 annually
c) Face Amount Increase Agreement	Upon Premium payment	c) Maximum of $2.29 and minimum of $0.65 per $1,000 of agreement coverage annually
The charge for a representative male age 7 would be $0.87 per $1,000 of agreement coverage annually(4)
d) Survivorship Life Agreement	Upon Premium payment	d) Maximum of $35.04 and minimum of $0.20 per $1,000 of agreement coverage annually
The charge for representative male and female both nonsmokers age 40 would be $0.28 per $1,000 of agreement coverage annually(5)
e) Family Term Agreement	Upon Premium payment	e) $5 per $1,000 of agreement coverage annually

(1)	Net amount at risk is defined as death benefit minus Policy Value. These charges vary by the age and underwriting class of the insured as well as the duration, face amount and Premium level of the Policy.
(2)	See “Policy Loan Interest.”
(3)	The charge varies by the age and underwriting class of the insured.
(4)	The charge varies by the age of the insured.
(5)	The charge varies by the ages and underwriting classes of the applicants. These charges may not be representative of the charges for a particular insured. More information regarding these charges for a specific insured are available upon request to Us.
Total Annual Operating Expenses of the Funds(1)(2)(3)
The next table describes the total annual portfolio operating expenses that You will pay while You own the Policy. The table shows the minimum and maximum expenses (as a percentage of Portfolio assets) charged by any of the Portfolios for the fiscal year ended December 31, 2020. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.
Charge	Minimum	Maximum
Total Annual Portfolio Operating Expenses	0.45%	1.55%
(1)	The Total Annual Portfolio Operating Expenses include the investment management fee, distribution (12b-1) fee and other expenses for the Funds.
(2)	The table showing the range of expenses for the Portfolios takes into account the expenses of the Morningstar ETF Asset Allocation Portfolios, each of which is a “fund of funds”. “Fund of funds” portfolios purchase shares of other Funds, in this case exchange traded funds of ETF’s (each an “Acquired Fund”). Each “fund of funds” has its own set of operating expenses, as does each of the Acquired Funds in which it invests. In determining the range of the Portfolio expenses, We have taken into account the information received from Morningstar on the combined actual expenses for each such “fund of funds,” which include the pro rata portion of the fees and expenses incurred indirectly by a Morningstar ETF Asset Allocation Portfolio as a result of its investment in shares of one or more Acquired Funds. See the prospectus for the Morningstar ETF Asset Allocation Portfolios for a presentation of the applicable Acquired Fund fees and expenses.
(3)	The maximum Total Annual Portfolio Company Operating Expense shown above is before any fee waivers or expense reimbursements. The fee waiver and expense reimbursement through December 31, 2020 was 0.25 percent, resulting in a net annual portfolio company operating expense of 1.30 percent for the Morgan Stanley VIF Emerging Markets Equity Portfolio. Please see the Morgan Stanley VIF Emerging Markets Equity Portfolio prospectus for additional information.
General Descriptions
Minnesota Life Insurance Company
We are Minnesota Life Insurance Company (“Minnesota Life”), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company (“Minnesota Mutual”), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named “Minnesota Mutual Companies, Inc.” The Minnesota Mutual Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named “Minnesota Life Insurance Company” (“Minnesota Life”). All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named “Securian Financial Group, Inc.,” which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named “Securian Holding Company,” which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.
Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico.
Variable Life Account
On October 21, 1985, Our Board of Trustees established a separate account, called the Minnesota Life Variable Life Account, in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a “unit investment trust” with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”). Registration under the Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Life Account. The separate account meets the definition of a “separate account” under the federal securities laws.
We are the legal owner of the assets in the Variable Life Account. The obligations to Policy Owners and beneficiaries arising under the Policies are general corporate obligations of Minnesota Life and thus Our general assets back the Policies. The Minnesota law under which the Variable Life Account was established provides that the assets of the Variable Life Account shall not be chargeable with liabilities arising out of any other business which We may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the Variable Life Account is entirely independent of both the investment performance of Our general account and of any other separate account which We may have established or may later establish.
The Variable Life Account currently has multiple sub-accounts to which You may allocate Premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.
The Funds
Below is a list of the Portfolios and their investment adviser and/or sub-adviser, and investment objective. Prospectuses for the Portfolios accompany this prospectus. Prospectuses for the Portfolios contain more detailed information about each Portfolio, including discussion of the Portfolio’s investment techniques and risks associated with its investments. No assurance can be given that a Portfolio will achieve its investment objective. You should carefully read the prospectuses for the Portfolios before investing in the Policy.
Note: If You received a summary prospectus for a Portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.
Fund/Portfolio	Investment Adviser and Sub-Adviser	Investment Objective
AB Variable Products Series Fund, Inc.
International Value Portfolio – Class B Shares	AllianceBernstein L.P.	The Portfolio’s investment objective is long-term growth of capital.

Fund/Portfolio	Investment Adviser and Sub-Adviser	Investment Objective
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Oppenheimer V.I. International Growth Fund – Series II Shares	Invesco Advisers, Inc.	Seeks capital appreciation.
Invesco V.I. American Value Fund – Series II Shares	Invesco Advisers, Inc.	Long-term capital appreciation.
Invesco V.I. Comstock Fund – Series II Shares	Invesco Advisers, Inc.	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
Invesco V.I. Equity and Income Fund – Series II Shares	Invesco Advisers, Inc.	Seeks both capital appreciation and current income.
Invesco V.I. Growth and Income Fund – Series II Shares	Invesco Advisers, Inc.	Seeks long-term growth of capital and income.
Invesco V.I. Main Street Small Cap Fund® – Series II Shares	Invesco Advisers, Inc..	Seeks capital appreciation.
Invesco V.I. Small Cap Equity Fund – Series II Shares	Invesco Advisers, Inc.	Long-term growth of capital.
ALPS Variable Investment Trust (Morningstar)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Shares	ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	Seeks to provide investors with capital appreciation.
Morningstar Balanced ETF Asset Allocation Portfolio – Class II Shares	ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	Seeks to provide investors with capital appreciation and some current income.
Morningstar Conservative ETF Asset Allocation Portfolio – Class II Shares	ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	Seeks to provide investors with current income and preservation of capital.
Morningstar Growth ETF Asset Allocation Portfolio – Class II Shares	ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	Seeks to provide investors with capital appreciation.
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Shares	ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	Seeks to provide investors with current income and capital appreciation.
American Century Variable Portfolios, Inc.
VP Disciplined Core Value Fund – Class II Shares	American Century Investment Management, Inc.	The fund seeks capital growth by investing in common stocks. Income is a secondary objective.
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II Shares	American Century Investment Management, Inc.	The fund pursues long-term total return using a strategy that seeks to protect against U.S. inflation.
American Funds Insurance Series®
Capital World Bond Fund – Class 2 Shares	Capital Research and Management Company	The fund’s investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

Fund/Portfolio	Investment Adviser and Sub-Adviser	Investment Objective
Global Growth Fund – Class 2 Shares	Capital Research and Management Company	The fund’s investment objective is to provide long-term growth of capital.
Global Small Capitalization Fund – Class 2 Shares	Capital Research and Management Company	The fund’s investment objective is to provide long-term growth of capital.
Growth Fund – Class 2 Shares	Capital Research and Management Company	The fund’s investment objective is to provide growth of capital.
Growth-Income Fund – Class 2 Shares	Capital Research and Management Company	The fund’s investment objectives are to achieve long-term growth of capital and income.
International Fund – Class 2 Shares	Capital Research and Management Company	The fund’s investment objective is to provide long-term growth of capital.
New World Fund® – Class 2 Shares	Capital Research and Management Company	The fund’s investment objective is long-term capital appreciation.
U.S. Government Securities Fund – Class 2 Shares	Capital Research and Management Company	The fund’s investment objective is to provide a high level of current income consistent with prudent investment risk and preservation of capital.
Fidelity ® Variable Insurance Products Funds
Equity-Income Portfolio – Service Class 2 Shares	Fidelity Management & Research Company LLC (FMR) Sub-Adviser: Other investment advisers serve as sub-advisers for the fund.	Seeks reasonable income and the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index (S&P 500®).
Mid Cap Portfolio – Service Class 2 Shares	Fidelity Management & Research Company LLC (FMR) Sub-Adviser: Other investment advisers serve as sub-advisers for the fund.	Seeks long-term growth of capital.
Franklin Templeton Variable Insurance Products Trust
Franklin Mutual Shares VIP Fund – Class 2 Shares	Franklin Mutual Advisers, LLC	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.
Franklin Small Cap Value VIP Fund – Class 2 Shares	Franklin Mutual Advisers, LLC	Seeks long-term total return.
Franklin Small-Mid Cap Growth VIP Fund – Class 2 Shares	Franklin Advisers, Inc.	Seeks long-term capital growth.
Templeton Developing Markets VIP Fund – Class 2 Shares	Franklin Templeton Investment Management Limited	Seeks long-term capital appreciation.
Goldman Sachs Variable Insurance Trust
Goldman Sachs VIT High Quality Floating Rate Fund – Service Shares	Goldman Sachs Asset Management, L.P.	Seeks to provide a high level of current income, consistent with low volatility of principal.
Ivy Variable Insurance Portfolios
Ivy VIP Asset Strategy – Class II Shares	Ivy Investment Management Company	To seek to provide total return.
Ivy VIP Balanced – Class II Shares	Ivy Investment Management Company	To seek to provide total return through a combination of capital appreciation and current income.

Fund/Portfolio	Investment Adviser and Sub-Adviser	Investment Objective
Ivy VIP Core Equity – Class II Shares	Ivy Investment Management Company	To seek to provide capital growth and appreciation.
Ivy VIP Global Growth – Class II Shares	Ivy Investment Management Company	To seek to provide growth of capital.
Ivy VIP High Income – Class II Shares	Ivy Investment Management Company	To seek to provide total return through a combination of high current income and capital appreciation.
Ivy VIP International Core Equity – Class II Shares	Ivy Investment Management Company	To seek to provide capital growth and appreciation.
Ivy VIP Mid Cap Growth – Class II Shares	Ivy Investment Management Company	To seek to provide growth of capital.
Ivy VIP Natural Resources – Class II Shares	Ivy Investment Management Company	To seek to provide capital growth and appreciation.
Ivy VIP Science and Technology – Class II Shares	Ivy Investment Management Company	To seek to provide growth of capital.
Ivy VIP Small Cap Core – Class II Shares	Ivy Investment Management Company	To seek to provide capital appreciation.
Ivy VIP Small Cap Growth – Class II Shares	Ivy Investment Management Company	To seek to provide growth of capital.
Ivy VIP Value – Class II Shares	Ivy Investment Management Company	To seek to provide capital appreciation.
Janus Aspen Series
Janus Henderson Balanced Portfolio – Service Shares	Janus Capital Management LLC	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Janus Henderson Forty Portfolio – Service Shares	Janus Capital Management LLC	Seeks long-term growth of capital.
Janus Henderson Mid Cap Value Portfolio – Service Shares	Janus Capital Management LLC	Seeks capital appreciation.
Janus Henderson Overseas Portfolio – Service Shares	Janus Capital Management LLC	Seeks long-term growth of capital.
MFS ® Variable Insurance Trust
MFS ® Mid Cap Growth Series – Service Class	Massachusetts Financial Services Company	To seek capital appreciation.
MFS ® Variable Insurance Trust II
MFS ® International Intrinsic Value Portfolio – Service Class	Massachusetts Financial Services Company	To seek capital appreciation.
Morgan Stanley Variable Insurance Fund, Inc.
Emerging Markets Equity Portfolio – Class II Shares	Morgan Stanley Investment Management Inc. Sub-Adviser: Morgan Stanley Investment Management Company	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.
Neuberger Berman Advisers Management Trust
Neuberger Berman AMT Sustainable Equity Portfolio – S Class Shares	Neuberger Berman Investment Advisers LLC	The fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.

Fund/Portfolio	Investment Adviser and Sub-Adviser	Investment Objective
PIMCO Variable Insurance Trust
PIMCO VIT Low Duration Portfolio – Advisor Class Shares	Pacific Investment Management Company LLC (“PIMCO”)	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Total Return Portfolio – Advisor Class Shares	Pacific Investment Management Company LLC (“PIMCO”)	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Putnam Variable Trust
Putnam VT Growth Opportunities Fund – Class IB Shares	Putnam Investment Management, LLC	Seeks capital appreciation.
Putnam VT International Equity Fund – Class IB Shares	Putnam Investment Management, LLC	Seeks capital appreciation.
Putnam VT Large Cap Value Fund – Class IB Shares	Putnam Investment Management, LLC	Seeks capital growth and current income.
Putnam VT Sustainable Leaders Fund – Class IB Shares	Putnam Investment Management, LLC	Seeks long-term capital appreciation.
Securian Funds Trust
SFT Core Bond Fund – Class 2 Shares	Securian Asset Management, Inc.	Seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Portfolio also seeks preservation of capital as a secondary objective.
SFT Government Money Market Fund	Securian Asset Management, Inc.	Seeks maximum current income to the extent consistent with liquidity and the preservation of capital. (1)
SFT Index 400 Mid-Cap Fund – Class 2 Shares	Securian Asset Management, Inc.	Seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor’s 400 MidCap Index (the S&P 400).
SFT Index 500 Fund – Class 2 Shares	Securian Asset Management, Inc.	Seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor’s 500 Composite Stock Price Index (the S&P 500).
SFT International Bond Fund – Class 2 Shares	Securian Asset Management, Inc. Sub-Adviser: Brandywine Global Investment Management, LLC	Seeks to maximize current income, consistent with the protection of principal.
SFT IvySM Growth Fund	Securian Asset Management, Inc. Sub-Adviser: Ivy Investment Management Company	Seeks to provide growth of capital.
SFT IvySM Small Cap Growth Fund	Securian Asset Management, Inc. Sub-Adviser: Ivy Investment Management Company	Seeks to provide growth of capital.
SFT Real Estate Securities Fund – Class 2 Shares	Securian Asset Management, Inc.	Seeks above average income and long-term growth of capital.
SFT T. Rowe Price Value Fund	Securian Asset Management, Inc. Sub-Adviser: T. Rowe Price Associates, Inc.	Seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

Fund/Portfolio	Investment Adviser and Sub-Adviser	Investment Objective
SFT Wellington Core Equity Fund – Class 2 Shares	Securian Asset Management, Inc. Sub-Adviser: Wellington Management Company LLP	Seeks growth of capital.
(1)	Although the SFT Government Money Market Fund seeks to preserve its net asset value at $1.00, per share, it cannot guarantee it will do so. An investment in the SFT Government Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. The SFT Government Money Market Fund’s sponsor has no legal obligation to provide financial support to the Fund, and You should not expect that the sponsor will provide financial support to the SFT Government Money Market Fund at any time. In addition, because of expenses incurred by sub-accounts in the Variable Life Account, during extended periods of low interest rates, the yield of the sub-account that invests in the SFT Government Money Market Fund may become extremely low and possibly negative.
Additions, Deletions or Substitutions
We reserve the right to add, combine or remove any sub-accounts of the Variable Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. Such sub-accounts may be established when, in Our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the Variable Life Account. The addition of any investment option will be made available to existing Policy Owners on such basis as may be determined by Us.
We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the Variable Life Account. If investment in a Fund Portfolio should no longer be possible or if We determine it becomes inappropriate for Policies of this class, We may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing Policy Values and future Premium payments. A substitution may be made only with any necessary approval of the SEC.
We reserve the right to transfer assets of the Variable Life Account as determined by Us to be associated with the Policies to another separate account. A transfer of this kind may require the approvals of state regulatory authorities and of the SEC.
We also reserve the right, when permitted by law, to de-register the Variable Life Account under the 1940 Act, to restrict or eliminate any voting rights of the Policy Owners, and to combine the Variable Life Account with one or more of Our other separate accounts.
The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such Policy Owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds’ Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds’ shares with respect to certain groups of Policy Owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.
The Guaranteed Principal Account
The Guaranteed Principal Account is a general account option. You may allocate net Premiums and may transfer Your Actual Cash Value subject to Policy limitations to the Guaranteed Principal Account.
Because of exemptive and exclusionary provisions, interests in Our general account have not been registered under the Securities Act of 1933, and the general account has not been registered as an investment company under the 1940 Act. Disclosures regarding the Guaranteed Principal Account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws relating to the accuracy and completeness of statements made in prospectuses.
This prospectus describes a Variable Adjustable Life insurance policy and is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the sub-accounts of the Variable Life Account. For more details regarding the Guaranteed Principal Account, please see the Variable Adjustable Life Policy.
General Account Description.     Our general account consists of all assets owned by Us other than those in the Variable Life Account and any other separate accounts which We may establish. The Guaranteed Principal Account is that portion of Our general assets which is attributable to this Policy and policies of this class, exclusive of policy loans. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of contracts of this class. Allocations to the Guaranteed Principal Account become part of Our general assets and are used to support insurance and annuity obligations. Subject to applicable law, We have sole discretion over the investment of assets of the general account. The general account is not segregated or insulated from the claims of insurance company creditors. Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees. Policy Owners do not share in the actual investment experience of the assets in the general account.
You may allocate or transfer a portion or all of the net Premiums to accumulate at a fixed rate of interest in the Guaranteed Principal Account. We guarantee such amounts as to principal and a minimum rate of interest. Transfers from the Guaranteed Principal Account to the sub-accounts of the Variable Life Account are subject to certain limitations with respect to timing and amount.
General Account Value.     We bear the full investment risk for amounts allocated to the Guaranteed Principal Account and guarantee that interest credited to each Policy Owner’s Actual Cash Value in the Guaranteed Principal Account will not be less than an annual rate of 4 percent without regard to the actual investment experience of the general account.

We may, at Our sole discretion, credit a higher rate of interest, “excess interest,” although We are not obligated to credit interest in excess of 4 percent per year, and may not do so. Any interest credited on the Policy’s Actual Cash Value in the Guaranteed Principal Account in excess of the guaranteed minimum rate per year will be determined at Our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.
Even if excess interest is credited to Your Actual Cash Value in the Guaranteed Principal Account, We will not credit excess interest to that portion of the Policy Value which is in the Loan Account in the general account. However, such Loan Account will be credited interest at a rate which is not less than the policy loan interest rate minus 2 percent per annum.
Payments Made by Underlying Mutual Funds
We pay the costs of selling Policies, some of which are described in more detail elsewhere in this Prospectus, which benefits the underlying mutual Funds by providing increased distribution of the shares of such Funds. The underlying mutual Funds, or their investment advisers or principal underwriters, may pay Us (or Our affiliates) a fee for the purpose of reimbursing Us for the costs of certain distribution or operational services that We provide and that benefit the Funds. Payments from an underlying Fund that relate to distribution services are made pursuant to the Fund’s 12b-1 plan, under which the payments are deducted from the Fund’s assets and described in the fee table included in the Fund’s prospectus. 12b-1 payments from underlying Funds range in amount from 0 percent to 0.25 percent of Fund assets held in the Variable Life Account.
In addition, payments may be made pursuant to service/administration agreements between Us (or Our affiliates) and the underlying mutual fund’s investment adviser (or Our affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a Fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Us or Our affiliates for such things as Our aggregation of all Policy Owner purchase, redemption, and transfer requests within the sub-accounts of the Variable Life Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Variable Life Account aggregates such transactions through the Variable Life Account’s omnibus account with an underlying mutual fund, the Fund avoids the expenses associated with processing individual transactions. Because Funds selected for inclusion in the Policy may also benefit from expanded marketing opportunities as a result of such inclusion, a Fund’s investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the Fund may derive from services performed by Us. Service and administrative payments received by Us or Our affiliates range in amount from 0 percent to 0.35 percent of Fund assets held in the Variable Life Account.
We took into consideration anticipated payments from underlying mutual Funds and their investment advisers (or the advisers’ affiliates) when We determined the charges that are assessed under the Policy. Without these payments, certain Policy charges would likely be higher than they are currently. All of the underlying mutual Funds offered in the Policy currently pay 12b-1 fees to Us, and some but not all of such Funds’ investment advisers (or the advisers’ affiliates) currently pay service or administrative fees to Us.
We consider profitability when determining the charges in the Policy. In early Policy Years, We do not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. We do, however, anticipate earning a profit in later Policy Years. In general, Our profit will be greater the longer a Policy is held and the greater a Policy’s investment return.

Detailed Information about the Variable Adjustable Life Insurance Policy
Adjustable Life Insurance
This Policy is similar to Our conventional life insurance product known as “adjustable life.” This Policy, like conventional adjustable life insurance, permits You to determine the amount of life insurance protection You need and the amount of money You plan to pay. Based on Your selection of any two of the three components of a Policy — face amount, Premium and plan — We will then calculate the third. Thus, adjustable life allows You the flexibility to custom design a Policy to meet Your needs. Theoretically, each Policy can be unique because of the different combinations of age, amount of life insurance protection and Premium. In addition, adjustable life is designed to adapt to Your changing needs and objectives by allowing You to change Your Policy after issue. You may adjust the face amount and Premium level, and thus the plan of insurance, subject to the limitations described herein, so long as the Policy remains in force.
Flexibility.     Subject to certain minimums, maximums and Our underwriting standards, You may choose any level of Premium or face amount that You wish. This flexibility results in a broad range of plans of insurance. Generally speaking, a plan of insurance refers to the level of cash value accumulation assumed in the design of the Policy and, for whole life plans, the period during which You will have to pay Premiums.
Whole life insurance plans provide life insurance in an amount at least equal to the initial face amount at the death of the insured whenever that occurs. Premiums may be payable for a specified number of years or for the life of the insured. Whole life insurance plans assume an eventual tabular cash value accumulation, at or before the insured’s age 100, equal to the Net Single Premium required for that face amount of insurance. The tabular cash value is shown in Your Policy and is described below under “Policy Adjustments.” The Net Single Premium for a whole life insurance plan is the amount of money that is necessary, at the insured’s Attained Age, as defined in “Special Terms,” to pay for all future guaranteed cost of insurance charges for the entire lifetime of the insured without the payment of additional Premium. This determination assumes that the current face amount of the Policy will be constant and that the Policy will perform at its assumed rate of return.
Protection insurance plans provide life insurance in an amount at least equal to the initial face amount for a specified period. After the initial protection period, there is insurance coverage in a reduced amount on the life of the insured. Protection plans of insurance assume the exhaustion of the tabular cash value at the end of the initial protection period, except for the cash value associated with the reduced amount of insurance coverage at the end of the initial protection period.
The larger the Premium You pay, the larger the Policy Values You may expect to be available for investment in the Fund Portfolios, and, for whole life plans of insurance, the shorter the period of time during which You will have to pay Premiums. Under the Policy, the highest Premium amount permitted at the time of issue, or the maximum plan of insurance, for a specific face amount is one which will provide a fully Paid-Up Policy after the payment of ten annual Premium payments. A Policy becomes Paid Up when its Policy Value is such that no further Premiums are required to provide the face amount of insurance until the death of the insured, provided there is no policy indebtedness.
Whole life plans may become Paid Up upon the payment of a designated number of annual Premiums or at a designated age of the insured. If You select a Premium level for a specific face amount which would cause the Policy to become Paid Up at other than a policy anniversary, You will be required to pay scheduled Premiums until the policy anniversary immediately following the date the Policy is scheduled to become Paid Up. The Policy will be issued with a scheduled increase in face amount to reflect the fact that the scheduled Premiums were in excess of the Premiums required to have a Paid-Up Policy for the initial face amount of coverage.
If You select a Premium amount which is less than the Premium required for a whole life plan of insurance or, in other words, if You select a protection plan of insurance, Premiums will be payable for the life of the insured or to age 100, but the guaranteed face amount of insurance provided by the Policy will not be level during the life of the insured. The initial face amount will be in effect until the Policy’s tabular cash value, i.e., the cash value which is assumed in designing the Policy and which would be guaranteed in a conventional fixed-benefit policy, is exhausted. At that time a lower amount of insurance will become effective. This is called the scheduled reduction in face amount. The reduced face amount is calculated on the basis of the continued payment of the scheduled Premiums and a whole life plan of insurance. The result is that the Policy, on issue, will have an initial guaranteed death benefit extending to a stated date; after that date, a lower death benefit is guaranteed for the life of the insured.
At the time of the scheduled reduction in face amount, We will adjust Your Policy as described in the policy adjustment section of this prospectus. If the Policy Value (the Actual Cash Value plus the amount of any loan) is greater than the tabular cash value, the adjustment will result in either a smaller reduction in the face amount or a scheduled reduction in face amount occurring at a later date.
For example, if a standard risk VAL ‘95 Policy were issued with a face amount of $100,000 and an annual Premium of $926, the plan of insurance for a male non-smoker insured age 45 at issue would be full coverage until age 65, at which time the face amount would be reduced to $14,701 guaranteed for the whole of life. If We assume a hypothetical net annual investment return of 6 percent, the Cash Option death benefit, current mortality charges, no loans, and no policy adjustments, the Policy Value of the Policy at age 65 would be $14,613. Based on this Policy Value, a whole life plan, and the continued payment of the $926 Premium, the face amount would be reduced to $39,983 guaranteed thereafter for the whole of life.
The table below shows the Policy Values and death benefits for the Policy described in the above example, if the scheduled reduction is allowed to occur, which is twenty years after issue.
Scheduled Reduction
Policy Year	Attained Age	Annual Premium	Policy Value End of Year	Non-Guaranteed Death Benefit Beginning of Year	Guaranteed Minimum Death Benefit at Issue
5	50	$926	$ 2,038	$100,000	$100,000
10	55	926	5,662	100,000	100,000
15	60	926	10,059	100,000	100,000
20	65	926	14,613	100,000	100,000
21	66	926	16,116	39,983	14,701
22	67	926	17,709	39,983	14,701
23	68	926	19,402	39,983	14,701
24	69	926	21,203	39,983	14,701
25	70	926	23,124	39,983	14,701
Alternately, for the VAL ‘95 Policy above We will make a policy adjustment effective the same date as the scheduled reduction to maintain the $100,000 face amount and the $926 Premium. The new guaranteed plan of insurance would be full coverage until age 73, at which time the face amount would be reduced to not less than $11,871, again with the face amount guaranteed for the whole of life.

The following table shows the Policy Values and death benefits when a policy adjustment to maintain the initial face amount is automatically done after twenty years.
Policy Adjustment
Policy Year	Attained Age	Annual Premium	Policy Value End of Year	Non-Guaranteed Death Benefit Beginning of Year	Guaranteed Minimum Death Benefit at Issue
5	50	$926	$ 2,038	$100,000	$100,000
10	55	926	5,662	100,000	100,000
15	60	926	10,059	100,000	100,000
20	65	926	14,613	100,000	100,000
21	66	926	15,501	100,000	100,000
22	67	926	16,372	100,000	100,000
23	68	926	17,222	100,000	100,000
24	69	926	18,041	100,000	100,000
25	70	926	18,819	100,000	100,000
The lowest annual Base Premium allowed for any plan of insurance is $300. Subject to this limitation, the lowest Premium You may choose for any specific amount of life insurance protection is a Premium which will provide a level death benefit for a period which is defined in the table below:
Insured’s Age	Adjustment Date Prior to January 1, 2017 Minimum Plan (in Years)	Adjustment Date on or After January 1, 2017 Minimum Plan (in Years)
Less than 71	5	5
71	5	4
72	5	3
Greater than 72	5	2
This is the minimum plan of insurance for any given face amount. The minimum initial face amount on a Policy is $50,000.
Policy Adjustments
Adjustable life insurance policies allow You to change the Premium, face amount or the plan of insurance of the Policy after it is issued. Subject to the limitations described more fully below, You can at any time change the face amount of Your Policy or Your scheduled Premium. A change in scheduled Premium or face amount will usually result in a change in the plan of insurance. Depending upon the change You request, the Premium paying period may be lengthened or shortened for whole life plans or the plan may be converted from a whole life plan to a protection type plan which provides for a scheduled reduction in face amount at a future date. For Policies having a protection type plan, a change in face amount or Premium may convert the Policy to a whole life plan by eliminating the scheduled decrease in face amount or it may change the time at which the decrease is scheduled to occur.
Changes in Premium, face amount or the plan of insurance are referred to as policy adjustments. They may be made singly or in combination with one another.
Policy adjustments can include:
(1)	a partial surrender of a Policy’s cash value;
(2)	an adjustment so that there are no further scheduled Base Premiums;
(3)	an automatic adjustment at the point when the face amount is scheduled to decrease; and

(4)	an automatic adjustment made under VAL ‘95 at the policy anniversary nearest the insured’s age 70.
When a Policy is adjusted, We compute a new plan of insurance, face amount or Premium amount, if any. Certain adjustments may cause a Policy to become a modified endowment contract. See “Federal Tax Status.”
In computing either a new face amount or new plan of insurance as a result of an adjustment, We will make the calculation on the basis of the higher of the Policy’s “Policy Value” or its “tabular cash value” at the time of the change. The “Policy Value” is the Actual Cash Value of the Policy plus the amount of any policy loan, while the “tabular cash value” is what the Actual Cash Value of the Policy would have been if all scheduled Premiums were paid annually on the Premium due date, there were no policy adjustments or policy loans, any percentage increase in the Actual Cash Value matched the Policy’s assumed rate of return, the net investment experience of the sub-accounts selected by the owner or the interest credited to the Guaranteed Principal Account matched the policy’s assumed rate of return, the maximum cost of insurance charges were deducted once at the end of the Policy Year and other charges provided for in the Policy were deducted . See, for a further description of these values, the section “Policy Values.” If the Policy Value is higher than the tabular cash value, a policy adjustment will translate the excess value into enhanced insurance coverage, as either a higher face amount or an improved plan of insurance. If the Policy Value is less than the tabular cash value, use of the tabular cash value ensures that the Policy’s guarantee of a minimum death benefit is not impaired by the adjustment.
Any adjustment will result in a redetermination of a Policy’s tabular cash value. After adjustment, the tabular cash value shall be equal to the greater of the Policy Value or the tabular cash value prior to that adjustment, plus any Nonrepeating Premium paid at the time of the adjustment and minus the amount of any partial surrender made at the time of the adjustment.
On adjustment, You may request a new Policy face amount. In the absence of instructions to the contrary, We will calculate the face amount after adjustment depending on the Policy’s death benefit option, the type of adjustment, and whether the Policy is a VAL ‘95 or a VAL ‘87. With both VAL ‘87 and VAL ‘95, if the Policy has the Cash Option death benefit the new face amount will be equal to the face amount of the Policy less the amount of any partial surrender made as part of the adjustment. With a VAL ‘87 Policy with the Protection Option death benefit and with the Amended VAL ‘95 Protection Option after age 70, the face amount after adjustment shall be equal to the face amount provided by the Policy immediately prior to the adjustment less the amount of any partial surrender made as part of the adjustment. With a VAL ‘95 Policy with the Protection Option death benefit before age 70, the face amount after adjustment will be equal to the face amount of the Policy immediately prior to the adjustment.
To illustrate the operation of an adjustment, consider a standard risk VAL ‘95 Policy issued with a face amount of $100,000 and an annual Premium of $926 to a male non-smoker insured age 45. If We assume a hypothetical net annual investment return of 6 percent, the Protection Option death benefit, current mortality charges, no loans, and no policy adjustments, the Policy Value of the Policy at age 50 would be $2,023 and the Policy’s tabular cash value would be $1,680. Assume the owner requests a policy adjustment to increase the scheduled Premium to $1,500, but does not specify the face amount. As described above, We compare the Policy Value less the charge on adjustment to the tabular cash value to determine the Policy Value to be used in the plan of insurance calculation. In this example, the Policy Value (less the charge on adjustment) is greater than the tabular cash value, so the Policy Value is used.

The tabular cash value is then set equal to the Policy Value. The policy adjustment would therefore result in a face amount of $100,000, a scheduled Premium of $1,500, and a plan of insurance of full coverage until age 74, at which time the face amount would be scheduled to reduce to $14,712.
The table below shows the tabular cash values, Policy Values and death benefits for the first ten years of the example described.
Policy Year	Attained Age	Annual Premium	End of Year Tabular Cash Value	End of Year Policy Value	Beginning of Year Death Benefit
1	46	$ 926	$ 0	$ 11	$100,000
2	47	926	437	468	100,011
3	48	926	865	929	100,929
4	49	926	1,280	1,448	101,448
5	50	926	1,680	2,023	102,023
6	51	1,500	2,789	2,849	102,023
7	52	1,500	3,712	3,930	102,849
8	53	1,500	4,627	5,117	103,930
9	54	1,500	5,531	6,402	105,117
10	55	1,500	6,415	7,778	106,402
Adjustments can be made on any monthly anniversary of the policy date; only one adjustment may be made each month. You may request a policy adjustment by completing an application for adjustment. Adjustments will not apply to any additional benefit agreements which are attached to Your Policy. We will process Your application for adjustment only within 30 days of the effective date of the change. Any adjustment will be effective on the date that it is approved by Us and recorded at Our home office.
All of these changes may be accomplished under a single Policy. There is no need to surrender the Policy or purchase a new one simply because of a change in Your insurance needs. Whenever adjustments are made, new policy information pages will be provided. These pages state the new face amount, scheduled Premium, plan of insurance, Attained Ages and tabular cash value.
Restrictions on Adjustments.     An adjustment must satisfy certain limitations on Premiums, face amount and plan. Other limitations on adjustments and combinations of adjustments may also apply. The current limits on adjustments are those described here. We reserve the right to change these limitations from time to time.
(1)	Any adjustment for a change of Premium must result in a change of the annual Premium of at least $100. Currently, We will waive this limitation for changes in Premium which are the result of a face amount change under the Cost of Living or Policy Enhancement Agreements.
(2)	Any Policy adjustment, other than a change to a stop premium, must result in a Policy with an annual Base Premium of at least $300.
(3)	Any adjustment for a change of the face amount must result in a change of the face amount of at least $5,000, except for face amount changes which are the result of a Cost of Living or Policy Enhancement Agreement change, a partial surrender under the Policy or face amount changes which are required to satisfy limitations pertaining to plans of insurance.
(4)	After age 85, increases in face amount requiring evidence of insurability may not be allowed.
(5)	An adjustment may not result in more than a Paid-Up whole life plan for the then current face amount.
(6)	Any adjustment involving an increase in Premium may not result in a whole life plan of insurance requiring the payment of Premiums for less than ten years or to age 100, if less.

(7)	After an adjustment involving a face amount increase requiring evidence of insurability or a Premium increase, the Policy must provide a level face amount to the next policy anniversary after the number of years shown in the table below:

Insured’s Age	Adjustment Date Prior to January 1, 2017 Minimum Plan (in Years)	Adjustment Date on or After January 1, 2017 Minimum Plan (in Years)
Less than 71	5	5
71	5	4
72	5	3
Greater than 72	5	2
(8)	After certain adjustments (an automatic adjustment under VAL ‘95 at the insured’s age 70, an automatic adjustment at the point when the face amount is scheduled to decrease, or an adjustment to stop premium), the Policy must have sufficient Actual Cash Value to keep the Policy in force until the next policy anniversary.
(9) After an adjustment other than those described in paragraphs (7) and (8) above, the Policy must provide a level face amount to the next policy anniversary after two years from the date of adjustment.
(10) If the insured is disabled and receiving, or is entitled to receive, waiver of Premium benefits under a Waiver of Premium Agreement attached to this Policy, no adjustments will be permitted, except as provided in the Waiver of Premium Agreement.
Example     As an example of the operation of the plan limitation on policy adjustment, assume a minimum plan VAL ‘95 Policy issued to a standard non-smoker risk male at age 40 with a level face amount of $100,000 for a period of ten years (until age 50) on a protection type plan for an annual Premium of $428. Assume also that the Policy has a Policy Value equal at all times to its tabular cash value. If at the end of eight years (at age 48) the Policy Owner wished to decrease the Premium so as to reduce the period before a scheduled reduction in face amount took place from age 50 to age 49, the adjustment would not be allowed because a face amount decrease at age 49 would be only one year from the date of adjustment (see limitation 9). On the other hand, if the owner wished to postpone a scheduled reduction in face amount until age 65 by increasing the Premium of the Policy to $835 for the same initial face amount, the adjustment would occur 20 years from the date of adjustment, a period of time within the policy adjustment limitations on plans of insurance.
The plan limitations apply for each type of adjustment. Consider a situation similar to the one above except that the Policy has an initial face amount of $200,000. In that case, the annual Premium for a plan of ten years (before the scheduled reduction in face amount) would be $800. If the Policy Owner wished to make a partial surrender of $500 and lower the Premium to $300 at the end of five years, the surrender would not be permitted without a further reduction in face amount, since the annual Premium of $300 would support the adjusted face amount of $199,500 for less than two years from the point of adjustment, thereby not satisfying limitation 9.
Similarly, if the owner requested an increase in face amount to $300,000 (requiring evidence of insurability) and the same Premium of $800, the adjustment would not be allowed since the resulting plan of insurance would be less than 5 years (see limitation 7).
Proof of Insurability.     We require proof of insurability for all adjustments resulting in an increase in face amount, except for increases made pursuant to an additional benefit agreement. In addition, except for partial surrenders to pay sub-standard risk Premiums when the policy is on stop premium, We require proof of insurability for partial surrenders where, at the request of the Policy Owner, no reduction is made in the Policy’s death benefit. Decreases in face amount or Premium and increases in Premium not resulting in any increase in death benefit do not require evidence of insurability. With VAL ‘87, the payment of a Nonrepeating Premium will require evidence of insurability when the Protection Option death benefit option is in effect or if the Policy is Paid Up at the time of payment. With VAL ‘95, We may require evidence of insurability when a Nonrepeating Premium is paid if the death benefit of Your Policy increases as a result of the payment of a Nonrepeating Premium.
Charges in Connection with Policy Adjustments.     In connection with a policy adjustment, We will make a special $25 charge to cover the administrative costs associated with processing the adjustment. If, however, the only policy adjustment is a partial surrender, the transaction charge shall be the lesser of $25 or 2 percent of the amount surrendered. In addition, because of the underwriting and selling expenses anticipated for any change resulting in an increase in Premium, We will assess a new first year sales load on any increase in Premium on adjustment. We will also assess an underwriting charge on any increase in face amount requiring evidence of insurability. See “Policy Charges.” Limiting the first year sales load and underwriting charge to the increased Premium or face amount is in substance the equivalent of issuing a new Policy for the increase.
The chart below illustrates the effects of certain policy adjustments:
Adjustment	Effect
Decrease the current face amount and keep the Premiums the same	A scheduled decrease in the current face amount, if any, will take place at a later policy anniversary
OR	OR
Keep the current face amount and increase the Premiums	A scheduled decrease in the face amount will be eliminated
OR
The Premium paying period will be shortened
Increase the current face amount and keep the Premiums the same	A scheduled decrease in the current face amount, if any, will take place at an earlier policy anniversary
OR	OR
Keep the current face amount and decrease the Premiums	A scheduled decrease in the face amount will occur
OR	OR
Make a partial surrender and keep the Premiums and face amount the same	The Premium paying period will be lengthened
Stop Base Premium and keep the face amount the same	A scheduled decrease in the current face amount, if any, will take place at an earlier policy anniversary and no insurance will be provided after the decrease
OR
A scheduled decrease in the face amount will occur. However, You must continue to pay the charge for a sub-standard risk, or Your Policy will lapse
Applications and Policy Issue
This Policy is no longer issued after October 31, 2008. The following discussion is a summary of Our procedures for issuing the Policy and is provided for the Policy Owner’s reference. Persons wishing to purchase a Policy must send a completed application to Us at Our home office. The minimum face amount We will issue on a Policy is $50,000 and We require an annual Base Premium on each Policy of at least $300. The minimum plan of insurance at policy issue is a protection plan which has a level face amount for a period of ten years. If the insured’s age at original issue is over age 55, the minimum plan of protection will be less than ten years from the Policy date, as shown in the chart under “Adjustable Life Insurance.” The Policy must be issued on an insured no more than age 85. Before issuing any Policy, We require evidence of insurability satisfactory to Us, which in some cases will require a medical examination. Persons who present a lower mortality risk are offered the most favorable Premium rates, while a higher Premium is charged to persons with a greater mortality risk. Acceptance of an application is subject to Our underwriting rules and We reserve the right to reject an application for any reason.
If We accept an application, accompanied by a check for all or at least one-twelfth of the annual Premium, the policy date will be the issue date, which is the date the decision to accept the application and issue the Policy is made. The policy date will be used to determine subsequent policy anniversaries and Premium due dates.
If We accept an application not accompanied by a check for the initial Premium, a Policy will be issued with a policy date which is 25 days after the issue date. We have determined 25 days to be the normal time during which delivery of the Policy is expected to occur. We or Our agent must receive the initial Premium within 60 days after the issue date. No life insurance coverage is provided until the initial Premium is paid. If the initial Premium is paid after the policy date (and the policy date is not changed as described below), You will have paid for insurance coverage during a period when no coverage was in force. Therefore, in such circumstance You should consider requesting a current policy date, i.e., the date on which Our home office receives the Premium. You will be sent updated policy pages to reflect the change in policy date. This request should be made at or prior to the time You pay the initial Premium.
In certain circumstances it may be to Your advantage to have the policy date be the same as the issue date in order to preserve an Issue Age on which Premium rates are based. In that case, all Premiums due between the issue date and the date of delivery of the Policy must be paid on delivery.
When the Policy is issued, the face amount, Premium, tabular cash values and a listing of any supplemental agreements are stated on the policy information pages of the policy form.
Policy Premiums
The Policies have a level scheduled Premium throughout the life of the insured or until the Policy becomes Paid Up. We guarantee that We will not increase the amount of Premiums for a Policy in force. Subject to the limitations discussed in “Restrictions on Adjustments” under “Policy Adjustments,” You may choose to adjust the Policy at any time and alter the amount of future Premiums.
The initial Premium required for a Policy was determined based on the Policy’s initial face amount, the plan of insurance, the insured’s age at issue, sex, risk classification, tobacco use and the additional benefits associated with the Policy.
All scheduled Premiums are payable on or before the date they are due and must be mailed to Us at Our home office. In some cases, You may elect to have Premiums paid under Our automatic payment plan through pre-authorized transfers from a bank checking account or such other account as Your bank approves. You may make an online payment to pay a Premium that is due through online servicing site at https://www.securian.com/myaccount.
Scheduled Premiums on the Policy are payable during the insured’s lifetime on an annual, semi-annual or quarterly basis on the due dates set forth in the Policy. You may also pay scheduled Premiums monthly under Our automatic payment plan through pre-authorized transfers from Your bank account at a bank or other financial institution, or if You meet the requirements to establish a payroll deduction plan through Your employer. A scheduled Premium may be paid no earlier than twenty days prior to the date that it is due. For Premiums paid after the due date, see the paragraph following the heading “Lapse” in this section of the prospectus.
With VAL ‘87, charges for additional benefits are deducted from Premiums to calculate Base Premiums. From Base Premiums We deduct charges assessed against Premiums and Nonrepeating Premiums, to calculate net Premiums. With VAL ‘95, charges for additional benefits and for sub-standard risks are deducted from Premiums to calculate Base Premiums. From Base Premiums We deduct charges assessed against Premiums and Nonrepeating Premiums to calculate net Premiums.
Net Premiums are allocated to the Guaranteed Principal Account or sub-accounts of the Variable Life Account which, in turn, invest in Fund shares.
In rare circumstances, if We receive and allocate Your Premium before its due date, Your Policy will become a modified endowment contract. See “Federal Tax Status.” To prevent Your Policy from becoming a modified endowment contract, We will hold Your Premium in a non-interest bearing account until its due date, at which time We will allocate Your Premium to the Guaranteed Principal Account or sub-accounts of the Variable Life Account.
You may change Your allocation instructions for future Premiums by giving Us a written request, by calling Us at 1-844-208-2412 between the hours of 8:00 a.m. and 5:00 p.m., Central time, Our regular business hours. Policy Owners may also submit their requests for allocation changes to Us by facsimile (FAX) transmission at (651) 665-6955. The allocation to the Guaranteed Principal Account or to any sub-account of the Variable Life Account must be in multiples of 1 percent of the net Premium. We reserve the right to delay the allocation of net Premiums to named sub-accounts for a period of up to 30 days after a Policy adjustment. If We exercise this right, net Premiums will be allocated to the Government Money Market sub-account until the end of that period. This right, which has not been implemented to date, will be exercised by Us only when We believe economic conditions make such an allocation necessary to reduce market risk during the free look period.
We reserve the right to restrict the allocation of Premiums to the Guaranteed Principal Account. If We do so, no more than 50 percent of the net Premium may be allocated to the Guaranteed Principal Account. This restriction is not applicable when You are allocating all of Your Premiums to the Guaranteed Principal Account as a conversion privilege.
Nonrepeating Premiums.     The Policy also allows a Policy Owner to pay a Premium called a Nonrepeating Premium. This payment of Premium is in addition to the scheduled Premium payments called for by the terms of the Policy. While the payment of a Nonrepeating Premium generally does not cause an adjustment to the Policy, any such payment will be reflected in the tabular cash value of the Policy at issue or upon any later adjustment. The payment of a Nonrepeating Premium will increase the Policy Values You have available for investment in the Fund. With VAL ‘95, We may impose additional restrictions or refuse to permit Nonrepeating Premiums at Our discretion.
The maximum Nonrepeating Premium We will accept is the amount sufficient to change Your Policy to a Paid-Up whole life policy for the then current face amount.
We will bill annually, semi-annually or quarterly for Nonrepeating Premiums if a Policy has a total annual Premium of at least $2,400 and if the total annual amount billed for Nonrepeating Premiums is at least $600. You may also arrange for monthly payments through an automatic payment plan established through Your bank; in this situation, Your base annual Premium must be at least $2,400 and each Nonrepeating Premium must be at least $50.

The payment of a Nonrepeating Premium may have federal income tax consequences. See “Federal Tax Status.” To prevent Your policy from becoming a modified endowment contract, We will hold certain billed Nonrepeating Premiums in a non-interest bearing account until the billed due date, at which time We will allocate the Nonrepeating Premium to the guaranteed interest account or the sub-accounts of the Variable Life Account.
Paid-Up Policies.     A Policy is Paid Up when no additional Premiums are required to provide the face amount of insurance for the life of the insured. We may or may not accept additional Premiums. When a Policy becomes Paid Up, the Policy Value will then equal or exceed the Net Single Premium needed to purchase an amount of insurance equal to the face amount of the Policy at the insured’s then Attained Age. However, its Actual Cash Value will continue to vary daily to reflect the investment experience of the Variable Life Account and any interest credited as a result of a policy loan. Once a Policy becomes Paid Up, it will always retain its Paid-Up status regardless of any subsequent decrease in its Policy Value. However, on a Paid-Up Policy with indebtedness, where the Actual Cash Value decreases to zero, a loan repayment may be required to keep the Policy in force. See “Policy Loans.”
We will make a determination on each policy anniversary as to whether a Policy is Paid Up. When a Policy becomes Paid Up, We will send You a notice.
Lapse.     Your Policy may lapse in one of two ways: (1) if a scheduled Premium is not paid; or (2) if there is no Actual Cash Value when there is a policy loan.
As a scheduled Premium policy, Your Policy will lapse if a Premium is not paid on or before the date it is due or within the 61-day payment period. You may pay that Premium during the 61-day period immediately following the Premium due date. Your Premium payment, however, must be received in Our home office within the 61-day payment period. The insured’s life will continue to be insured during this 61-day period. If the insured dies during the 61-day period, We will deduct unpaid policy charges for that period from the death proceeds.
With VAL ‘95, if a Policy covers an insured in a sub-standard risk class, the portion of the scheduled Premium equal to the charge for such risk will continue to be payable notwithstanding the adjustment to a stop premium mode. As with any scheduled Premium, failure to pay the Premium for the sub-standard risk within the 61-day payment period will cause the Policy to lapse.
If scheduled Premiums are paid on or before the dates they are due or within the 61-day payment period, absent any policy loans, the Policy will remain in force even if the investment results of the sub-accounts have been so unfavorable that the Actual Cash Value has decreased to zero. However, should the Actual Cash Value decrease to zero while there is an outstanding policy loan the Policy will lapse, even if the Policy was Paid Up and all scheduled Premiums had been paid.
If the Policy lapses because not all scheduled Premiums have been paid or if a Policy with a policy loan has no Actual Cash Value, We will send You a notice of default that will indicate the payment required to keep the Policy in force on a Premium paying basis. If the payment is not received within 31 days after the date of mailing the notice of default, the Policy will terminate or the nonforfeiture benefits will apply. See “Avoiding Lapse” below.
If at the time of any lapse a Policy has a surrender value, that is, an amount remaining after subtracting from the Actual Cash Value all unpaid policy charges, We will use it to purchase extended term insurance. The extended term benefit is a fixed life insurance benefit calculated on the 1980 Commissioners Standard Ordinary Mortality Tables with 4 percent interest. As an alternative to the extended term insurance, You may have the surrender value paid to You in a single sum payment, thereby terminating the Policy. We will notify You that You must request a single sum payment of Your surrender value within 62 days of the date of the first unpaid Premium, or We will apply it to purchase extended term insurance on the insured’s life.
We determine the duration of the extended term benefit by applying the surrender value of Your Policy as of the end of the grace period as a Net Single Premium to buy fixed benefit term insurance. The extended term benefit is not provided through the Variable Life Account and the death benefit will not vary during the extended term insurance period. The amount of this insurance will be equal to the face amount of Your Policy, less the amount of any policy loans at the date of lapse. During the extended term period a Policy has a surrender value equal to the reserve for the insurance coverage for the remaining extended term period. At the end of the extended term period all insurance provided by Your Policy will terminate and the Policy will have no further value.
You may arrange for automatic Premium loans to keep the Policy in force in the event that a scheduled Premium payment is not made. See “Policy Loans.”
Reinstatement.     Due to changes in the federal tax law, if You request to reinstate Your Policy more than ninety (90) days after it has lapsed, We will no longer be able to reinstate Your policy. See “Federal Taxes.” At any time within ninety days from the date of lapse You may ask Us to restore Your Policy to a Premium paying status unless the policy terminated because the surrender value has been paid, or the period of extended term insurance has expired. We will require:
(1)	Your written request to reinstate the Policy;
(2)	that You submit to Us at Our home office during the insured’s lifetime evidence satisfactory to Us of the insured’s insurability so that We may have time to act on the evidence during the insured’s lifetime; and
(3)	at Our option a Premium payment which is equal to all overdue Premiums with interest at a rate not to exceed 6 percent per annum compounded annually and any policy loan in effect at the end of the grace period following the date of default with interest at a rate not exceeding 8 percent per annum compounded annually. At the present time We do not require the payment of all overdue Premiums, or the payment of interest on reinstated loans.
Avoiding Lapse.     If Your Policy has sufficient loan value, You can avoid a lapse due to the failure to pay a scheduled Premium by arranging for an automatic Premium loan. The effect of a policy loan on Policy Values and the restrictions applicable thereto are described under “Policy Loans.” An automatic Premium loan is particularly advantageous for a Policy Owner who contemplates early repayment of the amount loaned, since it permits the Policy Owner to restore Policy Values without additional sales and underwriting charges. Automatic Premium loans for the long term are generally not advantageous.
You may also avoid a lapse by adjusting Your Policy to a zero Base Premium. We call this the stop premium mode. We will use the greater of Your Policy Value or tabular cash value to determine a new plan of insurance based on the greater of the then current face amount or death benefit of the Policy and the assumption that no further Premiums will be paid. The new plan may be a term or protection plan, but unlike other term plans there will be no reduced face amount of coverage at the end of the protection period, because no further Premiums will be payable. If at that time the Policy has a surrender value, We will use it to purchase extended term coverage or We will pay it to You in a single sum thereby terminating the Policy.
The insurance coverage resulting from an adjustment to a stop premium mode is similar to the coverage available under the extended term option. Under both, the coverage is available only for a limited period of time. There are, however, fundamental differences between the two. Extended term coverage is a fixed benefit with fixed cash values providing a longer guaranteed period of coverage than the same amount applied as a stop premium. The stop premium mode provides variable insurance with an Actual Cash Value and, under the Protection Option, a death benefit that will vary with the Actual Cash Value. Because the Actual Cash Value continues to exist, We will continue to assess policy charges against the Actual Cash Value while the Policy is on stop premium. Moreover with VAL ‘95, if a Policy covers an insured in a sub-standard risk class, the portion of the scheduled Premium equal to the charge for such risk will continue to be payable.
There are also other differences which should be considered. In general, if You contemplate resuming Premium payments at a future date, the stop premium mode may be more desirable in that You may resume Premium payments at any time without evidence of insurability. The reinstatement option available during the extended term period requires proof of insurability and must be exercised within ninety days following the date of lapse.
If You do not contemplate resuming Premium payments, Your choice between permitting Your Policy to lapse and adjusting it to a stop premium mode should depend on, first, whether the surrender value of Your Policy at that time exceeds its tabular cash value and, second, whether You expect Your Policy’s Policy Value to exceed its tabular cash value in the future. If at the time of possible lapse Your Policy’s surrender value is less than its tabular cash value, You should consider adjusting to a stop premium mode because the period of insurance coverage will be based on the higher tabular cash value while the period of extended term coverage upon lapse would be computed on the basis of the lower surrender value. If the two values are the same, the period of guaranteed coverage under the extended term option will be longer than under the stop premium mode. Thus, You should be sure that the benefit of using the higher tabular cash value is not offset by the shorter period of guaranteed insurance coverage usually resulting from the stop premium mode.
On the other hand, if the surrender value of Your Policy exceeds its tabular cash value, You should evaluate the benefit of a guaranteed longer period of insurance coverage under the extended term option against the possibility of longer coverage under the stop premium mode. With the stop premium mode there may be an available Policy Value at the end of the plan which could be used to continue the face amount of the Policy to a later time than provided under the extended term option. In considering this possibility, You should keep in mind that a Policy with the Cash Option death benefit is more likely to have a higher Policy Value than a comparable Policy with the Protection Option death benefit.
Policy Values
The Policy has an Actual Cash Value which varies with the investment experience of the Guaranteed Principal Account and the sub-accounts of the Variable Life Account.
The Policy’s interest in the Guaranteed Principal Account and the sub-accounts of the Variable Life Account is known as its Actual Cash Value. It is determined separately for Your Guaranteed Principal Account Actual Cash Value and for Your separate account Actual Cash Value. The separate account Actual Cash Value will include all sub-accounts of the Variable Life Account.
Unlike a traditional fixed benefit life insurance policy, a Policy’s Actual Cash Value cannot be determined in advance, even if scheduled Premiums are made when required, because the separate account Actual Cash Value varies daily with the investment performance of the sub-accounts. Even if You continue to pay scheduled Premiums when due, the separate account Actual Cash Value of a Policy could decline to zero because of unfavorable investment experience and the assessment of charges. Upon request, We will tell You the Actual Cash Value of Your Policy. We will also send You a report each year on the policy anniversary advising You of Your Policy’s Actual Cash

Values, the face amount and the death benefit as of the date of the report. It will also summarize Policy transactions during the year. The information will be current as of a date within two months of its mailing. You may also access information regarding Your policy’s current cash value through online servicing site at https://www.securian.com/myaccount.
The Guaranteed Principal Account Actual Cash Value is the sum of all net Premium payments allocated to the Guaranteed Principal Account. This amount will be increased by any interest, dividends, loan repayments, policy loan interest credits and transfers into the Guaranteed Principal Account. This amount will be reduced by any policy loans, unpaid policy loan interest, partial surrenders, transfers into the sub-accounts of the Variable Life Account and charges assessed against Your Guaranteed Principal Account Actual Cash Value. We will credit on the Guaranteed Principal Account Actual Cash Value of Your Policy. Interest is credited daily at a rate of not less than 4 percent per year, compounded annually. We guarantee this minimum rate for the life of the Policy without regard to the actual experience of the general account. As conditions permit, We will credit additional amounts of interest to the Guaranteed Principal Account Actual Cash Value. Your Guaranteed Principal Account Actual Cash Value is guaranteed by Us. It cannot be reduced by any investment experience of the general account.
We determine each portion of a Policy’s separate account Actual Cash Value separately. The separate account Actual Cash Value is not guaranteed. We determine the separate account Actual Cash Value by multiplying the current number of sub-account units credited to a Policy by the current sub-account unit value. A unit is a measure of Your Policy’s interest in a sub-account. The number of units credited with respect to each net Premium payment is determined by dividing the portion of the net Premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the Valuation Period during which We receive Your Premium at Our home office.
Once determined, the number of units credited to Your Policy will not be affected by changes in the unit value. However, the number will be increased by the allocation of subsequent net Premiums, Nonrepeating Premiums, dividends, loan repayments, loan interest credits and transfers to that sub-account. The number of units of will be decreased by policy charges to the sub-account, policy loans and loan interest, transfers from that sub-account and partial surrenders from that sub-account. The number of units will decrease to zero on a policy surrender, the purchase of extended term insurance or termination.
The unit value of a sub-account will be determined on each Valuation Date. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first Valuation Date. For any subsequent Valuation Date, its value is equal to its value on the preceding Valuation Date multiplied by the net investment factor for that sub-account for the Valuation Period ending on the subsequent Valuation Date.
The net investment factor for a Valuation Period is: the gross investment rate for such Valuation Period, less a deduction for the mortality and expense risk charge under this Policy which is assessed at an annual rate of 0.50 percent against the average daily net assets of each sub-account of the Variable Life Account. The gross investment rate is equal to:
(1)	the net asset value per share of a Fund share held in the sub-account of the Variable Life Account determined at the end of the current Valuation Period; plus
(2)	the per share amount of any dividend or capital gain distributions by the Funds if the “ex-dividend” date occurs during the current Valuation Period; with the sum divided by

(3)	the net asset value per share of that Fund share held in the sub-account determined at the end of the preceding Valuation Period.
We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds’ shares is computed once daily, and, in the case of the Government Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central time), but this time may be changed) on each day, Monday through Friday, except:
(1)	days on which changes in the value of the Funds’ portfolio securities will not materially affect the current net asset value of the Funds’ shares,
(2)	days during which no Funds’ shares are tendered for redemption and no order to purchase or sell the Funds’ shares is received by the Funds, and
(3)	customary national business holidays on which the New York Stock Exchange is closed for trading.
Although the Actual Cash Value for each Policy is determinable on a daily basis, We update Our records to reflect that value on each monthly anniversary. We also make Policy Value determinations on the date of the insured’s death and on a policy adjustment, surrender, and lapse. When the Policy Value is determined, We will assess and update to the date of the transaction those charges made against Your Actual Cash Value, namely the administration charge of $60 per year and the cost of insurance charge (and, for VAL ‘87 any charge for sub-standard risks). Increases or decreases in Policy Values will not be uniform for all Policies but will be affected by policy transaction activity, cost of insurance charges, (charges for sub-standard risks for VAL ‘87) and the existence of policy loans.
Transfers.     The Policy allows for transfers of the Actual Cash Value between the Guaranteed Principal Account and the Variable Life Account or among the sub-accounts of the Variable Life Account. You may request a transfer at any time while the Policy remains in force or You may arrange in advance for systematic transfers; systematic transfers are transfers of specified dollar amounts or percentages to be made periodically among the sub-accounts and the Guaranteed Principal Account. One type of systematic transfer is known as an automatic portfolio rebalancing (“APR”). Following Your written instructions as to the percentage of Your Actual Cash Value You wish to have in each of Your sub- accounts, We will transfer amounts to and from those sub-accounts to achieve the percentages You desire.
We reserve the right to limit the amount to be transferred to or from a sub-account or the Guaranteed Principal Account to at least $250. If the Actual Cash Value is less than $250, the entire Actual Cash Value attributable to that sub-account or the Guaranteed Principal Account must be transferred. If a transfer would reduce the Actual Cash Value in the sub-account from which the transfer is to be made to less than $250, We reserve the right to include that remaining sub-account Actual Cash Value in the amount transferred. We will make the transfer on the basis of sub-account unit values as of the end of the Valuation Period during which Your written or telephone request is received at Our home office. A transfer is subject to a transaction charge, not to exceed $10, for each transfer of Actual Cash Value among the sub-accounts and the Guaranteed Principal Account. Currently there is no charge for transfers. None of these requirements will apply when You are transferring all of the Policy Value to the Guaranteed Principal Account as a conversion privilege.

Your instructions for transfer may be made in writing or You, or Your agent if authorized by You, may make such changes by telephone. To do so, You may call Us at 1-844-208-2412 between the hours of 8:00 a.m. and 5:00 p.m., Central time, Our regular business hours. Policy Owners may also submit their requests for transfer, surrender or other transactions to Us by facsimile (FAX) transmission at (651) 665-6955.
Transfers made pursuant to a telephone call or through the internet are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, You may have difficulty making a telephone or internet request due to a heavy volume of telephone calls or internet activity. In such a circumstance, You should consider submitting a written transfer request while continuing to attempt a telephone or internet transaction. We reserve the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, telephone or internet transfer privileges. For more information on telephone or internet transactions, contact Us.
With all telephone or internet transactions, We will employ reasonable procedures to satisfy ourselves that instructions received from Policy Owners are genuine and, to the extent that We do not, We may be liable for any losses due to unauthorized or fraudulent instructions. We require Policy Owners to identify themselves through policy numbers, social security numbers and such other information We deem reasonable. We record telephone transfer instruction conversations and We provide the Policy Owners with a written confirmation of the telephone or internet transfer.
The maximum amount of Actual Cash Value to be transferred out of the Guaranteed Principal Account to the sub-accounts of the Variable Life Account may be limited to 20 percent of the Guaranteed Principal Account balance. Transfers to or from the Guaranteed Principal Account may be limited to one such transfer per Policy Year. Neither of these restrictions will apply when You are transferring all of the Policy Value to the Guaranteed Principal Account as a conversion privilege.
Transfers from the Guaranteed Principal Account may be made by a written or telephone request or through the internet. Your request must be received by Us or postmarked in the 30-day period before or after the last day of the Policy Year. Currently, We do not impose this time restriction. Written requests for transfers which meet these conditions will be effective after We approve and record them at Our home office.
Market-Timing and Disruptive Trading.     This Policy is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as “market-timing.” Market-timing activity and frequent trading in Your Policy can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term Policy Owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market-timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this Policy if You intend to engage in market-timing or frequent transfer activity.
We have developed policies and procedures to detect and deter market-timing and other frequent transfers, and We will not knowingly accommodate or create exceptions for Policy Owners engaging in such activity. We employ various means to attempt to detect and deter market-timing or other abusive transfers. However, Our monitoring may be unable to detect all harmful trading nor can We ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market- timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, Our policies to stop market-timing activity do not go into effect until after We have identified such activity.
We reserve the right to restrict the frequency of — or otherwise modify, condition or terminate — any transfer method(s). Your transfer privilege is also subject to modification if We determine, in Our sole discretion that the exercise of the transfer privilege by one or more Policy Owners is or would be to the disadvantage of other Policy Owners. Any new restriction that We would impose will apply to Your Policy without regard to when You purchased it. We also reserve the right to implement, administer, and charge You for any fees or restrictions, including redemption fees that may be imposed by an underlying portfolio attributable to transfers in Your Policy. We will consider one or more of the following factors:
•	the dollar amount of the transfer(s);
•	whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;
•	whether an underlying portfolio has requested that We look into identified unusual or frequent activity in a portfolio;
•	the number of transfers in the previous calendar quarter;
•	whether the transfers during a quarter constitute more than two “round trips” in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.
In the event Your transfer activity is identified as disruptive or otherwise constitutes a pattern of market-timing, You will be notified in writing that Your transfer privileges will be restricted in the future if the activity continues. Upon Our detecting further prohibited activity, You will be notified in writing that Your transfer privileges are limited to transfer requests delivered via regular U.S. mail only and may require Your signature. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in Your Policy will be permanent.
In addition to Our market-timing procedures, the underlying portfolios may have their own market-timing policies and restrictions. While We reserve the right to enforce the portfolios’ policies and procedures, Policy Owners and other persons with interests under the policies should be aware that We may not have the contractual authority or the operational capacity to apply the market-timing policies and procedures of the portfolios, except that, under SEC rules, We are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates Us to provide the portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the market-timing policies established by the portfolios.
None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging or Automatic Portfolio Rebalancing.
Death Benefit Options
The death benefit provided by the Policy depends upon the death benefit option You choose. You may choose one of two available death benefit options — the Cash Option or the Protection Option. If You fail to make an election, the Cash Option will be in effect. The scheduled Premium for a Policy is the same no matter which death benefit option You choose. At no time will the death benefit be less than the larger of the then current face amount or the amount of insurance that could be purchased using the Policy Value as a Net Single Premium

Cash Option.     Under the Cash Option, the death benefit will be the current face amount at the time of the insured’s death. The death benefit will not vary unless the Policy Value exceeds the Net Single Premium for the then current face amount. At that time, the death benefit will be the greater of the face amount of the Policy or the amount of insurance which could be purchased at the date of the insured’s death by using the Policy Value as a Net Single Premium.
Protection Option.     The death benefit provided by the Protection Option will vary depending on the investment experience of the allocation options You select, depending on whether there is interest credited as a result of a policy loan and the extent to which We assess lower insurance charges than those maximums derived from the 1980 Commissioners Standard Ordinary Mortality Tables.
With VAL ‘87, the amount of the death benefit is equal to the current face amount or, if the Policy Value is greater than the tabular cash value (as described under “Policy Adjustments”) at the date of the insured’s death, the current face amount plus an additional amount of insurance which could be purchased by using that difference between values as a Net Single Premium.
Before the policy anniversary nearest the insured’s age 70, and with both VAL ‘95 and the Amended VAL ‘95 Protection Option, if You have chosen that Option, the amount of the death benefit is equal to the Policy Value, plus the larger of:
(a)	the then current face amount; and
(b)	the amount of insurance which could be purchased using the Policy Value as a Net Single Premium.
At the policy anniversary nearest the insured’s age 70, We will automatically adjust the face amount of Your Policy to equal the death benefit immediately preceding the adjustment. The Protection Option of VAL ‘95 is only available until the policy anniversary nearest the insured’s age 70; at that time We will convert the death benefit option to the Cash Option. With the Amended VAL ‘95 Protection Option, after the policy anniversary nearest the insured’s age 70, the amount of the death benefit is equal to the current face amount or, if the Policy Value is greater than the tabular cash value at the date of the insured’s death, the current face amount plus an additional amount of insurance which could be purchased by using that difference between values as a Net Single Premium.
Choosing the Death Benefit Option.     The different death benefit options meet different needs and objectives. If You are satisfied with the amount of Your insurance coverage and wish to have any favorable policy performance reflected to the maximum extent in increasing Actual Cash Values, You should choose the Cash Option. The Protection Option results primarily in an increased death benefit. In addition, there are other distinctions between the two options which may influence Your selection. In the event of a superior policy performance, the Cash Option will result in a Policy becoming Paid Up more rapidly than the Protection Option. This is because of larger cost of insurance charges under the Protection Option resulting from the additional amount of death benefit provided under that option. However, under the Cash Option, favorable policy experience does not increase the death benefit unless the Policy Value exceeds the Net Single Premium for the then current face amount, and the beneficiary will not benefit from any larger Actual Cash Value which exists at the time of the insured’s death because of the favorable policy experience.
You may change the death benefit option while the Policy is in force by filing a written request with Us at Our home office. We may require that You provide Us with satisfactory evidence of the insured’s insurability before We make a change to the Protection Option. The change will take effect when We approve and record it in Our home office. A change in death benefit option may have federal income tax consequences. See “Federal Tax Status.”

Policy Loans
You may borrow from Us using only Your Policy as the security for the loan. The total amount of Your loan may not exceed 90 percent of Your Policy Value. A loan taken from, or secured by a Policy, may have federal income tax consequences. See “Federal Tax Status.”
The Policy Value is the Actual Cash Value of Your Policy plus any policy loan. Any policy loan paid to You in cash must be in an amount of at least $100. Policy loans in smaller amounts are allowed under the automatic Premium loan provision. We will deduct interest on the loan in arrears. You may obtain a policy loan with a written request or by calling Us at 1-844-208-2412 between the hours of 8:00 a.m. and 5:00 p.m., Central time, Our regular business hours. Policyowners may also submit their requests for policy loans to Us by facsimile (FAX) transmission at (651) 665-6955. If You call Us You will be asked, for security purposes, for Your personal identification and policy number. The Policy will be the only security required for Your loan. We will determine Your Policy Value as of the date We receive Your request at Our home office.
When You take a loan, We will reduce both the death benefit and the Actual Cash Value by the amount You borrow and any unpaid interest. Unless You direct Us otherwise, We will take the policy loan from Your Guaranteed Principal Account Actual Cash Value and separate account Actual Cash Value in the same proportion that those values bear to each other and, as to the Actual Cash Value in the separate account, from each sub-account in the proportion that the Actual Cash Value in such sub-account bears to Your Actual Cash Value in all of the sub-accounts. The number of units to be sold will be based upon the value of the units as of the end of the Valuation Period during which We receive Your loan request at Our home office. This amount shall be transferred to the Loan Account. The Loan Account continues to be part of the Policy in the general account. A policy loan has no immediate effect on Policy Value since at the time of the loan the Policy Value is the sum of Your Actual Cash Value and any policy loan.
The Actual Cash Value of Your Policy may decrease between Premium due dates. Unfavorable investment experience and the assessment of charges could cause Your separate account Actual Cash Value to decline to zero. If Your Policy has indebtedness and no Actual Cash Value, the Policy will lapse and there may be adverse tax consequences; see “Federal Tax Status.” In this event, to keep Your Policy in force, You will have to make a loan repayment. We will give You notice of Our intent to terminate the Policy and the loan repayment required to keep it in force. The time for repayment will be within 31 days after Our mailing of the notice.
Policy Loan Interest.     The interest rate on a policy loan will not be more than the rate shown on page 1 of Your Policy. The interest rate charged on a policy loan will not be more than that permitted in the state in which the Policy is delivered.
Policy loan interest is due:
•	on the date of the death of the insured
•	on a policy adjustment, surrender, lapse, a policy loan transaction
•	on each policy anniversary.
If You do not pay the interest on Your loan in cash, Your policy loan will be increased and Your Actual Cash Value will be reduced by the amount of the unpaid interest. The new loan will be subject to the same rate of interest as the loan in effect.
We will also credit interest to Your Policy when there is a policy loan. Interest credits on a policy loan shall be at a rate which is not less than Your policy loan interest rate minus 2 percent per year. We allocate policy loan interest credits to Your Actual Cash Value as of the date of the death of the insured, on a policy adjustment, surrender, lapse, a policy loan transaction and on each policy anniversary. We allocate interest credits to the Guaranteed Principal Account and separate account following Your instructions to Us for the allocation of net Premiums.
Currently, the Loan Account credits interest, as described above, at a rate which is not less than Your policy loan interest rate minus 2 percent per year. However, depending on the insured’s age and the period of time that the Policy has been in force, We may credit the Policy with interest at a more favorable rate. Under Our current procedures, if all the conditions are met We will credit Your loan at a rate which is equal to the policy loan rate minus 0.75 percent per year. The conditions which must be met have to do with Your age and the duration of the Policy. The insured’s age must be greater than or equal to age 55 as of the last policy anniversary. The duration of the Policy, which is the number of years during which the Policy has been in force, must be greater than or equal to 10. The duration includes any period a previous policy issued by Us was in effect if that previous policy was exchanged for this Policy.
Policy loans may also be used as automatic Premium loans to keep Your Policy in force if a Premium is unpaid at the end of the 31-day grace period following the Premium due date. If You asked for this service in Your application, or if You write Us and ask for this service after Your Policy has been issued, We will make automatic Premium loans. You can also write to Us at any time and tell Us You do not want this service. If You have this service and You have not paid the Premium that is due before the end of the grace period, We will make a policy loan to pay the Premium. Interest on such a policy loan is charged from the date the Premium was due. However, in order for an automatic Premium loan to occur, the amount available for a loan must be enough to pay at least a quarterly Premium. If the loan value is not enough to pay at least a quarterly Premium, Your Policy will lapse.
Policy Loan Repayments.     If Your Policy is in force, You can repay Your loan in part or in full at any time before the insured’s death. Your loan may also be repaid within 60 days after the date of the insured’s death, if We have not paid any of the benefits under the Policy. Any loan repayment must be at least $100 unless the balance due is less than $100. We will waive this minimum loan repayment provision for loan repayments made under Our automatic payment plan where loan repayments are in an amount of at least $25.
We allocate loan repayments to the Guaranteed Principal Account until all loans from the Guaranteed Principal Account have been repaid. Thereafter We allocate loan repayments to the Guaranteed Principal Account or the sub-accounts of the Variable Life Account as You direct. In the absence of Your instructions, We will allocate loan repayments to the Guaranteed Principal Account Actual Cash Value and separate account Actual Cash Value in the same proportion that those values bear to each other and, as to the Actual Cash Value in the separate account, to each sub-account in the proportion that the Actual Cash Value in such sub-account bears to Your Actual Cash Value in all of the sub-accounts.
Loan repayments reduce Your Loan Account by the amount of the loan repayment.
A policy loan, whether or not it is repaid, will have a permanent effect on the Policy Value because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the amount being credited on the loan, the Policy Value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the amount being credited on the loan, the Policy Value will be greater than if no loan had been made.

Surrender
You may request a surrender or partial surrender of Your Policy at any time while the insured is living. The surrender value of the Policy is the Actual Cash Value minus unpaid policy charges which are assessed against Actual Cash Value. We determine the surrender value as of the end of the Valuation Period during which We receive your surrender request at Our home office. You may surrender the Policy by sending Us the Policy and a written request for its surrender. You may request that the surrender value be paid to You in cash or, alternatively, applied on a settlement option or to provide extended term insurance on the life of the insured.
We also permit a partial surrender of the Actual Cash Value of the Policy in any amount of $500 or more. In addition, the amount of a partial surrender may not exceed the amount available as a policy loan. If a Policy is not Paid Up, the death benefit of the Policy will be reduced by the amount of the partial surrender. If the Policy is Paid Up, the death benefit will be reduced so as to retain the same ratio between the Policy Value and the death benefit of the Policy as existed prior to the partial surrender. With any partial surrender, We will adjust the Policy to reflect the new face amount and Actual Cash Value and, unless otherwise instructed, the existing level of Premium payments.
We are currently waiving the restriction requiring a minimum amount for a partial surrender where a partial withdrawal from a Policy, which is on stop premium, is being used to pay Premiums for sub-standard risks or Premiums on any benefits and riders issued as part of the Policy. Transaction fees otherwise applicable to such a partial withdrawal are also waived.
On a partial surrender, You may tell Us which Variable Life Account sub-accounts from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the Guaranteed Principal Account. If You do not, We will deduct partial surrenders from Your Guaranteed Principal Account Actual Cash Value and separate account Actual Cash Value in the same proportion that those values bear to each other and, as to the Actual Cash Value in the separate account, from each sub-account in the proportion that the Actual Cash Value in such sub-account bears to Your Actual Cash Value in all of the sub-accounts. We will tell You, on request, what amounts are available for a partial surrender under Your Policy.
We will pay a surrender or partial surrender as soon as possible, but not later than seven days after Our receipt of Your written request for surrender. However, if any portion of the Actual Cash Value to be surrendered is attributable to a Premium or Nonrepeating Premium payment made by non-guaranteed Funds such as a personal check, We will delay mailing that portion of the surrender proceeds until We have reasonable assurance that the payment has cleared and that good payment has been collected. The amount You receive on surrender may be more or less than the total Premiums paid for Your Policy.
Free Look
It is important to Us that You are satisfied with any policy adjustments to increase the Premium. If Your Policy is adjusted and the adjustment results in an increased Premium, You may return the Policy within 10 days of receiving the policy adjustment. If You return the Policy, the requested Premium increase adjustment will be cancelled. We will send You a refund of any additional Premiums paid within seven days of the date We receive Your notice of cancellation for that adjustment.
Conversion
This policy contained certain conversion privileges that were available for two years after the policy was issued, which are no longer available. This privilege was in addition to Your right to make described policy adjustments. For VAL ‘95, this conversion privilege is only available during the first 24 months from the original policy date, but comparable fixed insurance coverage can be obtained after 24 months from the original policy date by transferring all of the Policy Value to the Guaranteed Principal Account and thereafter allocating all Premiums to that account.
Exchange Offer
On January 9, 2017, the Securities Exchange Commission issued an order granting Minnesota Life’s, the Variable Life Account’s and Securian Financial Services, Inc.’s (“Securian Financial”) request to allow an offer of exchange that permits Us to offer an exchange of the Policy for a newer Minnesota Life variable universal life insurance policy with more current features and benefits.
The exchange offer provides eligible owners of the Policy a right to exchange their Policy for a Minnesota Life flexible Premium variable universal life insurance (VUL Defender) policy. The exchange offer is available to Policy Owners: (i) who have held their Policy for at least ten years, (ii) whose Policy was not subject to a Premium increase during the prior three years, and (iii) whose Policy has a current face amount of at least $10,000.
Policy Owners who might be interested in exchanging their Policy for the VUL Defender policy should contact their Securian Financial registered representative for additional information regarding the exchange offer. We will pay $400 or less in compensation to registered representatives for sales of VUL Defender policies that are part of the exchange offer.
Policy Owners interested in exchanging their Policy for a VUL Defender policy will receive information explaining the terms of the offer and the benefits and risks associated with exchanging their existing Policy for the VUL Defender policy. Policy Owners and their registered representative should review the information provided and the relevant prospectuses when deciding whether the exchange offer would be beneficial to the Policy Owner.
The Exchange Offer will no longer be available after May 1, 2019 and all exchanges must be completed by that date.
Policy Charges
Premium Charges.     Premium charges vary depending on whether the Premium is a scheduled Premium or a Nonrepeating Premium. Generally, the word “Premium” when used in this prospectus means a scheduled Premium only. With VAL ‘87, charges for sub-standard risks are assessed against the Actual Cash Values. With VAL ‘95, charges for sub-standard risks are deducted from the Premium, to calculate the Base Premium. The sub-standard risk charge is for providing the death benefit for Policies whose mortality risks exceed the standard. With both VAL ‘87 and VAL ‘95, charges for additional agreements are shown in the Summary Fee Tables under “Summary of Benefits and Risks” and are deducted from the Premium to calculate the Base Premium.
From Base Premiums We deduct a sales load, an underwriting charge, a Premium tax charge and a face amount guarantee charge. The Base Premium excludes any charge deducted from the Premium to provide for any additional benefits provided by rider and, in the case of VAL ‘95, any charge deducted for sub-standard risks.
(1)	The sales load consists of a deduction from each Premium of 7 percent and it may also include a first year sales load deduction not to exceed 23 percent. The first year sales load will apply only to Base Premiums, scheduled to be paid in the 12-month period following the policy date, or any policy adjustment involving an increase in Base Premium or any policy adjustment occurring during a period when a first year sales load is being assessed. It will also apply only to that portion of an annual Base Premium necessary for an original issue whole life plan of insurance. In other words, for Base Premiums greater than this whole life Premium, the amount of the Base Premium in excess of such whole life Base Premium will be subject only to the 7 percent basic sales load.
Only adjustments that involve an increase in Base Premium will result in additional first year sales load being assessed on that increase in Premium. If any adjustment occurs during a period when a first year sales load is being collected and the adjustment results in an increase in Base Premium, an additional first year sales load, not to exceed 23 percent of the increase in Base Premium, will be added to the uncollected portion of the first year sales load that was being collected prior to the adjustment. This total amount of first year sales load will then be collected during the 12-month period following the adjustment.
If any adjustment occurs during the 12-month period when a first year sales load is being collected and the adjustment does not result in an increase in Base Premium, the first year sales load percentage not to exceed 23 percent, that was in effect prior to the adjustment is multiplied by the Base Premium in effect after the adjustment; this number is then multiplied by a fraction equal to the number of months remaining in the previous 12-month period divided by 12. This amount of first year sales load will then be collected during the 12-month period following the adjustment.
All of the sales load charges are designed to average not more than 9 percent of the Base Premiums (in the case of a VAL ‘87 Policy, the Base Premium less any charge for sub-standard risks) over the lesser of: the life expectancy of the insured at policy issue or adjustment; or 15 years from the policy issue or adjustment; or the Premium paying period. Compliance with the 9 percent ceiling will be achieved by reducing the amount of the first year sales load, if necessary. For examples of how We compute sales load charges, see Appendix A “Example of Sales Load Computations.”
The sales load is designed to compensate Us for distribution expenses incurred with respect to the Policies. The amount of the sales load in any Policy Year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales load, We will recover them from Our other assets or surplus including profits from mortality and expense risk charges.
It should be noted from the above that the sales load charges are designed to be spread over time and they assume a continuation of the Policy. Early adjustment of the Policy to lower Premium levels or early surrender of Policy Values will have the effect of increasing the portion of Premium payments used for sales load charges. In addition, because a first year sales load is applied to increases in Premium, a pattern of increases and decreases in Premiums should be avoided.
(2)	The underwriting charge currently is an amount not to exceed $5 per $1,000 of face amount of insurance. This amount may vary by the age of the insured and the Premium level for a given amount of insurance. This charge is made ratably from Premiums scheduled to be made during the first Policy Year and during the twelve months following certain policy adjustments. The underwriting charge is designed to compensate Us for the administrative costs associated with issuance or adjustment of the Policies, including the cost of processing applications, conducting medical exams, classifying risks, determining insurability and risk class and establishing policy records. This charge is not guaranteed, so that on a policy adjustment the then current underwriting charge will apply to any increase in face amount which requires new evidence of insurability. In the event of a policy adjustment which results in a face amount increase and no

Premium, You must remit the underwriting charge attributable to the policy adjustment to Us prior to the effective date of the adjustment. Otherwise We will assess the charge against Your Actual Cash Value as a transaction charge on adjustment.
(3)	The Premium tax charge of 2.5 percent is deducted from each Base Premium. This charge is designed to cover the aggregate Premium taxes We pay to state and local governments for this class of policies. Currently Premium taxes imposed by the states vary from 0.50 percent to 4.0 percent. We do not guarantee this charge, and it may be increased in the future, but only as necessary to cover Our Premium tax expenses.
(4)	The face amount guarantee charge of 1.5 percent is deducted from each Base Premium. This charge is designed to compensate Us for Our guarantee that the death benefit will always be at least equal to the current face amount in effect at the time of death regardless of the investment performance of the sub-accounts in which net Premiums have been invested. The face amount of a Policy at issue or adjustment and the appropriate Premium therefore reflect a “tabular cash value” (as described under “Policy Adjustments”) based upon an assumed annual rate of return of 4 percent. If the Policy Value is less than the tabular cash value at the time of death, it will not be sufficient to support the face amount of the Policy under the actuarial assumptions made in designing the Policy. The face amount guarantee is a guarantee that the face amount will be available as a death benefit notwithstanding the failure of the Policy to perform in accordance with the assumptions made in its design. Thus, even if the Policy Value should be less than the amount needed to pay the deductions to be made from the Actual Cash Value on the next monthly policy anniversary, see discussion below, the Policy’s guaranteed death benefit will remain in effect and the Policy will remain in force. We guarantee not to increase this charge.
Nonrepeating Premiums.     Nonrepeating Premiums are currently subject to the 2.5 percent Premium tax charge but not to a sales load charge. We do not assess a face amount guarantee charge or underwriting charge against Nonrepeating Premiums.
Actual Cash Value Charges.     In addition to deductions from Premiums and Nonrepeating Premiums, We assess from the Actual Cash Value of a Policy an administration charge, certain transaction charges and the cost of insurance charge, (and in the case of a VAL ‘87 Policy, any charge for sub-standard risks). These charges are as follows:
(1)	The administration charge is designed to cover certain of Our administrative expenses, including those attributable to the records maintained for Your Policy. The administration charge is $5 for each policy month. The administration charge is assessed if You surrender Your Policy during a Policy Year, and equals the amount of the unpaid monthly administration charges for that Policy Year.
(2)	The transaction charges are for expenses associated with processing transactions. There is a policy adjustment transaction charge of $25 for each policy adjustment (a change in Premium, face amount or plan of insurance).
If the only policy adjustment is a partial surrender, the partial surrender transaction charge shall be the lesser of $25 or 2 percent of the amount surrendered.
We also reserve the right to make a transfer transaction charge, not to exceed $10, for each transfer of Actual Cash Value among the Guaranteed Principal Account and the sub-accounts of the Variable Life Account. Currently, no transfer transaction charge is assessed.

(3)	The cost of insurance charge compensates Us for providing the death benefit under a Policy. The minimum guaranteed monthly charge is $0.01 per $1,000 of net amount at risk and the maximum guaranteed monthly charge is $83.33 per $1,000 of net amount at risk. The charge is calculated by multiplying the net amount at risk under Your Policy by a rate which varies with the insured’s age, sex, risk class, the level of scheduled Premiums for a given amount of insurance, duration of the Policy, allocation of Policy value and the tobacco Use of the insured. We occasionally review the adequacy of Our cost of insurance rates and may adjust those charges prospectively depending upon Our expectations about Our future mortality and expense experience, lapse rates, taxes, investment earnings and profit considerations. The rate is guaranteed not to exceed the maximum charges for mortality derived from the 1980 Commissioners Standard Ordinary Mortality Tables. The net amount at risk is the death benefit under Your Policy less Your Policy Value. The net amount at risk varies with investment performance, payment of Premiums and policy charges. Where circumstances require, We will base Our rates on “unisex,” rather than sex-based, mortality tables.
We assess administration and cost of insurance charges (and for a VAL ‘87 Policy, sub-standard risk charges, if any,) against Your Actual Cash Value on the monthly policy anniversary. In addition, We assess such charges assessed on the occurrence of the death of the insured, policy surrender, lapse or a policy adjustment.
We assess transaction charges against Your Actual Cash Value at the time of a policy adjustment or when a transfer is made. In the case of a transfer, the charge is assessed against the amount transferred.
Ordinarily, We assess charges against Your Guaranteed Principal Account Actual Cash Value and separate account Actual Cash Value in the same proportion that those values bear to each other and, as to the Actual Cash Value in the separate account, from each sub-account in the proportion that the Actual Cash Value in such sub-account bears to Your Actual Cash Value in all of the sub-accounts. However, if You instruct Us in writing, We will assess the administration charge and the cost of insurance charge (and for a VAL ‘87 Policy, the sub-standard risk charge) against the Guaranteed Principal Account or the sub-account(s) that You specify.
Separate Account Charges.     We assess a mortality and expense risk charge directly against the assets held in the Variable Life Account. The mortality and expense risk charge compensates Us for assuming the risks that cost of insurance charges will be insufficient to cover actual mortality experience and that the other charges will not cover Our expenses in connection with the Policy. We deduct the mortality and expense risk charge from Variable Life Account assets on each Valuation Date at an annual rate of 0.50 percent of the average daily net assets of the Variable Life Account.
Portfolio Company Charges.     Charges are deducted from and expenses paid out of the assets of the Fund Portfolio companies, as described in the prospectuses for those companies.
Charges for Agreements.     We assess the following monthly charges for supplemental insurance benefits that You may add to Your Policy by Agreement:
Waiver of Premium Agreement – the minimum guaranteed annual charge is $0.12 per $1,000 of face amount and the maximum guaranteed annual charge is $11.24 per $1,000 of face amount.
Policy Enhancement Agreement – The guaranteed annual charge is $8.00.
Face Amount Increase Agreement – The minimum guaranteed annual charge is $0.65 per $1,000 of coverage amount and the maximum guaranteed annual charge is $2.29 per $1,000 of coverage amount.

Survivorship Life Agreement– The minimum guaranteed annual charge is $0.20 per $1,000 of coverage amount and the maximum guaranteed annual charge is $35.04 per $1,000 of coverage amount.
Family Term Life Agreement – The guaranteed annual charge is $5.00 per $1,000 of coverage amount.
Other Policy Provisions
Beneficiary.     When We receive proof satisfactory to Us of the insured’s death, We will pay the death proceeds of a Policy to the beneficiary or beneficiaries named in the application for the Policy unless the owner has changed the beneficiary. In that event, We will pay the death proceeds to the beneficiary named in the last change of beneficiary request as provided below.
If a beneficiary dies before the insured, that beneficiary’s interest in the Policy ends with that beneficiary’s death. Only those beneficiaries who survive the insured will be eligible to share in the death proceeds. If no beneficiary survives the insured We will pay the death proceeds of this Policy to the owner, if living, otherwise to the owner’s estate, or, if the owner is a corporation, to it or its successor.
You may change the beneficiary designated to receive the proceeds. If You have reserved the right to change the beneficiary, You can file a written request with Us to change the beneficiary. If You have not reserved the right to change the beneficiary, the written consent of the irrevocable beneficiary will be required.
Your written request will not be effective until it is recorded in Our home office. After it has been so recorded, it will take effect as of the date You signed the request. However, if the insured dies before the request has been so recorded, the request will not be effective as to those death proceeds We have paid before Your request was recorded in Our home office records.
Payment of Proceeds.     The amount payable as death proceeds upon the insured’s death will be the death benefit provided by the Policy, plus any additional insurance on the insured’s life provided by an additional benefit agreement, if any, minus any policy charges and minus any policy loans. In addition, if the Cash Option is in effect at the insured’s death, We will pay to the beneficiary any part of a paid Premium that covers the period from the end of the policy month in which the insured died to the date to which Premiums are paid. Normally, We will pay any policy proceeds within seven days after Our receipt of all the documents required for such a payment. Other than the death proceeds, which are determined as of the date of death of the insured, We will determine the amount of payment as of the end of the Valuation Period during which a request is received at Our home office.
We reserve the right to defer policy payments, including policy loans, for up to six months from the date of Your request, if such payments are based upon Policy Values which do not depend on the investment performance of the Variable Life Account. In that case, if We postpone a payment other than a policy loan payment for more than 31 days, We will pay You interest at 3 percent per year (4 percent for a VAL ‘87 Policy) for the period beyond that time that payment is postponed. For payments based on Policy Values which do depend on the investment performance of the Variable Life Account, We may defer payment only:
(1)	for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or
(2)	when the SEC has determined that a state of emergency exists which may make such payment impractical.

Settlement Options.     The proceeds of a Policy will be payable if the Policy is surrendered, or We receive proof satisfactory to Us of the insured’s death. These events must occur while the Policy is in force. We will pay the proceeds at Our home office and in a single sum unless a settlement option has been selected. We will deduct any indebtedness and unpaid charges from the proceeds. Proof of any claim under this Policy must be submitted in writing to Our home office.
We will pay interest on single sum death proceeds from the date of the insured’s death until the date of payment. Interest will be at an annual rate determined by Us, but never less than 3 percent (4 percent for VAL ‘87).
The proceeds of a Policy may be paid in other than a single sum and You may, during the lifetime of the insured, request that We pay the proceeds under one of the Policy’s settlement options. We may also use any other method of payment that is agreeable to both You and Us. A settlement option may be selected only if the payments are to be made to a natural person in that person’s own right, and if the periodic installment or interest payment is at least $20.
Each settlement option is payable in fixed amounts as described below. The payments do not vary with the investment performance of the Variable Life Account.
Option 1 — Interest Payments
We will pay interest on the proceeds at such times and for a period that is agreeable to You and Us. Withdrawals of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method We approve.
Option 2 — Payments for a Specified Period
We will make payments for a specified number of years. The amount of guaranteed payments for each $1,000 of proceeds applied is as shown in the Policy. Monthly payments for periods not shown and current rates are available from Us at Your request.
Option 3 — Life Income
We will make payments monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person’s death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied is as shown in the Policy. Monthly payments for ages not shown and current rates are available from Us at Your request.
Option 4 — Payments of a Specified Amount
We will pay a specified amount until the proceeds and interest are fully paid.
If You request a settlement option, You will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. Unless You elect otherwise, a beneficiary may select a settlement option after the insured’s death.
The minimum amount of interest We will pay under any settlement option is 3 percent per year (4 percent for a VAL ‘87 Policy). Additional interest earnings, if any, on deposits under a settlement option will be payable as We determined.
Assignment.     The Policy may be assigned. The assignment must be in writing and filed at Our home office. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee’s interest and the extent of the assignment.

Misstatement of Age.     If the insured’s age has been misstated, We will adjust the amount of proceeds payable under the Policy to reflect cost of insurance charges based upon the insured’s correct age.
Incontestability.     After a Policy has been in force during the insured’s lifetime for two years from the original policy date, We may not contest the Policy, except for fraud or for nonpayment of Premium. However, if there has been a face amount increase for which We required evidence of insurability, We may contest that increase for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the increase.
Suicide.     If the insured, whether sane or insane, dies by suicide, within two years of the original policy date, Our liability will be limited to an amount equal to the Premiums paid for the Policy. If there has been a face amount increase for which We required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, Our liability with respect to the increase will be limited to an amount equal to the Premiums paid for such increase.
Dividends.     Each year, if Your Policy is a participating policy, We will determine if Your Policy will share in Our surplus. We call Your share of this participation a dividend. We do not anticipate that dividends will be declared with respect to these Policies.
Dividends, if received, may be added to Your Actual Cash Value or, if You so elect, they may be paid in cash.
We will allocate any dividend applied to Actual Cash Value to the Guaranteed Principal Account or to the sub-accounts of the separate account in accordance with Your instructions for new Premiums. In the absence of instruction, We will allocate dividends to the Guaranteed Principal Account Actual Cash Value and separate account Actual Cash Value in the same proportion that those Actual Cash Values bear to each other and, as to the Actual Cash Value in the separate account, to each sub-account in the proportion that the Actual Cash Value in such sub-account bears to Your Actual Cash Value in all of the sub-accounts.
Reports.     At least once each year We will send You a report. This report will include the Actual Cash Value, the face amount and the variable death benefit as of the date of the report. It will also show the Premiums paid during the Policy Year, policy loan activity and the Policy Value. We will send the report to You without cost. The information in the report will be current as of a date within two months of its mailing.
Abandoned Property Requirements.     Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of Death Benefit proceeds has been triggered, but, if after a thorough search, We are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit proceeds in a timely manner, the Death Benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or You last resided, as shown on Our books and records, or to Our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit proceeds (without interest) if Your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that You update Your Beneficiary designations, including addresses, if and as they change. Please call Us at 1-844-208-2412 between the hours of 8:00 a.m. and 5:00 p.m., Central time, to make such changes.

Additional Benefits
You may be able to obtain additional policy benefits subject to underwriting approval. We will provide these benefits by a rider to the Policy, which may require the payment of additional premium.
Waiver of Premium Agreement.     The Waiver of Premium Agreement requires an additional Premium and provides for the payment of policy Premium in the event of the insured’s disability.
Policy Enhancement Agreement and Cost of Living Agreement.     Both the Policy Enhancement Agreement and the Cost of Living Agreement provide for increases in the face amount, without evidence of insurability and help You maintain the purchasing power of the protection provided by the Policy. The Policy Enhancement Agreement requires an additional Premium, but none is required for the Cost of Living Agreement. Your Policy may not contain both of these agreements.
The Policy Enhancement Agreement provides for an increase in the face amount on each policy anniversary. The face amount will be increased by a specified percent, between 3 percent and 10 percent, which You choose when You apply for this benefit.
Unless You choose the Policy Enhancement Agreement, We will issue most Policies with a Cost of Living Agreement. The Cost of Living Agreement provides for a face amount increase equal to the percentage increase in the consumer price index during the previous three years, provided that You have not made a face amount adjustment during that time.
Face Amount Increase Agreement.     The Face Amount Increase Agreement requires an additional Premium and provides for increases in the face amount, without evidence of insurability, at specified ages of the insured.
Survivorship Life Agreement.     The Survivorship Life Agreement requires an additional Premium and allows You to purchase a specified amount of additional insurance, without evidence of insurability, at the death of another person previously designated by You.
Family Term Rider.     The Family Term Rider requires an additional Premium and provides a fixed amount of protection insurance on children of an insured.
Exchange of Insureds Agreement.     The Exchange of Insureds requires no additional Premium and allows for the transfer of existing insurance coverage to another insured within a business setting.
Extended Maturity Agreement.     The Extended Maturity Agreement requires no additional Premium and provides for the continuation of the Policy beyond the maturity age of the insured.
Accelerated Benefits Agreement.     The Accelerated Benefits Agreement is issued without additional Premium on all Policies issued to individual insureds. It allows You to receive a significant portion of Your Policy’s death benefit, if the insured develops a terminal condition due to sickness or injury.
The accelerated benefit will be treated as a loan, apart from the policy loan provisions described elsewhere. A receipt of amounts under the agreement may be taxable. You should seek assistance from Your tax adviser.

Other Matters
Federal Tax Status
Introduction.     The discussion of federal taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on Our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (the “IRS”). We have not considered any applicable state or other tax laws.
Taxation of Minnesota Life and the Variable Life Account.     We are taxed as a “life insurance company” under the Internal Revenue Code (the “Code”). The operations of the Variable Life Account form a part of, and are taxed with, Our other business activities. Currently, We pay no federal income tax on income dividends received by the Variable Life Account or on capital gains arising from the Variable Life Account’s activities. The Variable Life Account is not taxed as a “regulated investment company” under the Code and it does not anticipate any change in that tax status.
At the present time, We make no charge to the Variable Life Account for any federal, state or local taxes that We incur that may be attributable to such Account or to the Policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that We determine to be properly attributable to the Variable Life Account or the Policies.
In calculating Our corporate income tax liability, We derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce Our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits result from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law for purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.
Tax Status of Policies.     Under Section 7702 of the Code, life insurance contracts such as the Policies will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied. However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, We believe that a Policy issued on a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a Policy issued on a sub-standard basis (i.e., a Premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract under Section 7702 of the Code, that Policy would not provide most of the tax advantages normally provided by a life insurance contract.
If it is subsequently determined that a Policy does not satisfy Section 7702, We may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702. For these reasons, We reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702 of the Code.

In rare circumstances, if We receive and allocate Your Premium or Non-Repeating Premium before its due date, Your Policy will fail to qualify as life insurance. To prevent Your Policy from failing to qualify as life insurance, We will hold Your Premium or Non-Repeating Premium in a non-interest bearing account until its due date, at which time We will allocate Your Premium or Non-Repeating Premium to the Guaranteed Principal Account or sub-accounts of the Variable Life Account.
Diversification of Investments.     Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the Variable Life Account to be “adequately diversified” in order for the certificate to be treated as a life insurance contract for federal income tax purposes. The Variable Life Account, through the Fund and the Portfolios, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the Portfolio’s assets may be invested. Although the investment adviser of the Securian Funds Trust is an affiliate of Ours, We do not control the Securian Funds Trust or the investments of its Portfolios. Nonetheless, We believe that each Portfolio of the Securian Funds Trust in which the Variable Life Account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Contract owners bear the risk that the entire Policy could be disqualified as a life insurance contract under the Code due to the failure of the Variable Life Account to be deemed to be “adequately diversified.”
Owner Control.     In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner’s right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion.
The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. We believe that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of a contract owner under the contract will not result in any contract owner being treated as the owner of the assets of the Variable Life Account. However, We do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, We reserve the right to modify the contract as necessary to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the Variable Life Account.
The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.
Tax Treatment of Policy Benefits.     On the death of the insured, We believe that the death benefit provided by the Policies will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. If You receive an accelerated benefit, that benefit may be taxable and You should seek assistance from a tax adviser. You are not currently taxed on any part of the inside build-up of cash value until You actually receive cash from the Policy. However, taxability may also be determined by Your contributions to the Policy and prior Policy activity.

Depending on the circumstances, the exchange of a Policy, the receipt of a Policy in an exchange, a change in the Policy’s death benefit option (e.g., a change from Cash Option to Protection Option), a policy loan, a partial surrender, a complete surrender, a change in ownership, a change of insured, an adjustment of the face amount, or an assignment of the Policy may have federal income tax consequences. If You are considering any such transactions, You should consult a tax adviser before effecting the transaction.
We also believe that Policy loans will be treated as indebtedness and will not be currently taxable as income to You unless Your Policy is a modified endowment contract, as described below. However, whether a modified endowment contract or not, the interest paid on Policy loans will generally not be tax deductible. There may be adverse tax consequences when a Policy with a Policy loan is lapsed or surrendered.
A complete surrender or partial surrender of the Actual Cash Values of a Policy may have tax consequences. On surrender, You will not be taxed on values received except to the extent that they exceed the gross Premiums paid under the Policy, reduced by any previously received excludable amounts (“cost basis”). An exception to this general rule occurs in the case of a partial withdrawal, a decrease in the face amount, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to You in order for the Policy to continue complying with the Section 7702 definitional limits. In the latter case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy’s maturity date, if the amount received plus the amount of any Policy loan exceeds the cost basis of the Policy, the excess will generally be treated as ordinary income, subject to tax.
Modified Endowment Contracts.     It should be noted, however, that under the Code the tax treatment described above is not available for Policies characterized as modified endowment contracts. In general, policies with a high Premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that the cumulative Premiums paid on a life insurance policy during the first seven contract years not exceed the sum of the net level Premiums which would be paid under a 7-pay life policy. If those cumulative Premiums exceed the 7-pay life Premiums, the policy is a modified endowment contract.
Modified endowment contracts are still treated as life insurance with respect to the tax treatment of death proceeds and to the extent that the inside build-up of cash value is not taxed on a yearly basis. However, any amounts You receive, such as dividends, cash withdrawals, loans and amounts received from a partial or total surrender of the Policy are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the cost basis of the Policy). This tax treatment includes a 10 percent additional income tax which is imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the date You attain age 59½, or is attributable to Your becoming disabled, or as part of a series of substantially equal periodic payments for Your life or the joint lives of You and Your beneficiary.
Compliance with the 7-pay test does not imply or guarantee that only seven payments will be required for the initial death benefit to be guaranteed for life. Making additional payments or reducing the benefits (for example, through a partial withdrawal, a change in death benefit option, or a scheduled reduction) may either violate the 7-pay test or reduce the amount that may be paid in the future under the 7-pay test. Further, reducing the death benefit at any time will require retroactive retesting and could result in a failure of the 7-pay test regardless of any of Our efforts to provide a payment schedule that will not violate the 7-pay test.

Any Policy received in an exchange for a modified endowment contract will be considered a modified endowment contract and will be subject to the tax treatment accorded to modified endowment contracts. Accordingly, You should consult a tax adviser before effecting an exchange of any life insurance policy.
A Policy that is not originally classified as a modified endowment contract can become so classified if there is a reduction in benefits at any time or if a material change is made in the contract at any time. A material change includes, but is not limited to, a change in the benefits that was not reflected in a prior 7-pay test computation.
The modified endowment contract provisions of the Code apply to all policies entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a Policy that is received in exchange for a modified endowment contract. It should be noted, in addition, that a Policy which is subject to a “material change” shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustment shall be made in determining whether such a Policy meets the 7-pay test by taking into account the previously existing cash surrender value.
In rare circumstances, if We receive and allocate Your Premium before its due date, Your Policy will become a modified endowment contract. To prevent Your Policy from becoming a modified endowment contract, We will hold Your Premium in a non-interest bearing account until its due date, at which time We will allocate Your Premium to the guaranteed account or sub-accounts of the Variable Life Account.
If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year it becomes a modified endowment contract and any subsequent Policy Year will be taxed as distributions from a modified endowment contract. Distributions from a Policy within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Due to the Policy’s flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective Policy Owner should contact a tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. You should also contact a tax adviser before paying any Non-Repeating Premiums or making any other change to, including an exchange of, a Policy to determine whether such Premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.
Multiple Policies.     Under the Code, all modified endowment contracts, issued by Us (or an affiliated company) to the same Policy Owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. For further information on current aggregation rules under this provision, see Your own tax adviser.
Withholding.     To the extent Policy distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect, however, not to have tax withheld from distributions.
Other Taxes.     The transfer of the Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the Policy Owner, may have Generation-Skipping Transfer tax considerations under Section 2601 of the Code.

The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. That situation will also determine how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate inheritance, generation skipping transfer and other taxes.
In addition, while We intend for the Policy to remain in force through the insured’s age 121, the tax consequences associated with a Policy remaining in force after the insured’s 100th birthday are unclear. You should consult a tax adviser in all these circumstances.
Other Transactions.     Changing the Policy Owner may have tax consequences. Exchanging this Policy for another involving the same insureds should have no federal income tax consequences if there is no debt and no cash or other property is received, according to Section 1035(a)(1) of the Code. The new Policy would have to satisfy the 7-pay test from the date of the exchange to avoid characterization as a modified endowment contract. An exchange of a life insurance contract for a new life insurance contract may, however, result in a loss of grandfathering status for statutory changes made after the old Policy was issued.
Reinstatements.     You may have adverse tax consequences if You request that We reinstate Your Policy after it has terminated with no cash value or for non-payment of Premiums. For example, reinstatements that occur more than ninety days after a policy terminates with no cash value or for non-payment of Premium could automatically be classified as a MEC. You should consult Your tax advisor before You reinstate Your Policy.
Business Uses of Policy.     The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if You are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, You should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.
Employer-owned Life Insurance Contracts.     The Pension Protection Act of 2006 added new section 101(j) of the Code which provides that unless certain eligibility, notice and consent requirements are satisfied and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract (or certificate) owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Split Dollar Arrangements.     A tax adviser should also be consulted with respect to the 2003 split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.
Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of the Act’s effective date of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a Premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Alternative Minimum Tax.     There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.
Estate, Gift and Generation-Skipping Transfer Taxes.     The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the Policy Owner’s estate for purposes of federal estate tax if the insured owned the Policy. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner’s estate upon the Policy Owner’s death. The Policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Code may require Us to deduct the tax from Your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
Tax Cuts and Jobs Act.     The Tax Cuts and Jobs Act (“TCJA”) signed into law in December 2017 establishes new exclusion amounts for transfer taxes resulting from deaths, gifts, and generation skipping transfers that occur after December 31, 2017. The estate, gift, and generation skipping transfer tax exclusion amounts established under TCJA are annually adjusted for inflation. TCJA did not change estate and gift tax rates and the new exclusion amounts are scheduled to expire in years beginning after December 31, 2025.
For 2021, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $11,700,000 and 40%, respectively.

The Code’s complexity, together with how it may affect existing estate planning, underscores the importance of seeking guidance from a qualified adviser to help ensure that Your estate plan adequately addresses Your needs and that of Your Beneficiaries under all possible scenarios.
You should understand that the foregoing description of the federal income, gift and estate tax consequences under the Policies is not exhaustive and that special rules may apply to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, a person contemplating the purchase of a variable life insurance policy or exercising elections under such a policy should consult a tax adviser.
Tax Shelter Regulations.     Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.
Medicare Tax on Investment Income.     Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.
Life Insurance Purchases by Residents of Puerto Rico.     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.     Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.
Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.
Voting Rights
We will vote the Fund shares held in the various sub-accounts of the Variable Life Account at regular and special shareholder meetings of the Funds in accordance with Your instructions. If, however, the 1940 Act or any regulation thereunder should change and We determine that it is permissible to vote the Fund shares in Our own right, We may elect to do so. The number of votes as to which You have the right to instruct will be determined by dividing Your Policy’s Actual Cash Value in a sub-account by the net asset value per share of the corresponding Fund Portfolio. Fractional shares will be counted. The number of votes as to which You have the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Funds. We will vote Fund shares held by the Variable Life Account as to which no instructions are received in proportion to the voting instructions which are received from Policy Owners with respect to all Policies participating in the Variable Life Account. As a result of proportional voting, the vote of a small number of Policy Owners could determine the outcome of a proposal subject to shareholder vote. Each Policy Owner having a voting interest will receive proxy material, reports and other material relating to the Funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, We may disregard voting instructions in favor of changes in the investment policies or the investment advisers of the Funds if We reasonably disapprove of such changes. A change would be disapproved only
•	if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of Policy Owners or
•	if We determined that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by Us or any of Our affiliates which have similar investment objectives.
In the event that We disregard voting instructions, a summary of that action and the reason for such action will be included in Your next semi-annual report.
Compensation Paid for the Sale of the Policies
Securian Financial , whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the state of Minnesota. Securian Financial, an affiliate of Minnesota Life, is the principal underwriter of the Policies. Securian Financial and other authorized broker-dealers sell Policies through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of Policies by broker-dealers other than Securian Financial are paid directly to such broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a Policy is determined by his or her broker-dealer. In the case of Policies sold by registered representatives of Securian Financial, commissions are paid directly to such registered representatives by Minnesota Life as agent for Securian Financial. Minnesota Life also pays compensation as agent for Securian Financial to general agents of Minnesota Life who are also Securian Financial registered representatives. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges to the Policy that are in addition to the Policy Charges described elsewhere in this prospectus.
Payments to Registered Representatives of Securian Financial.     For Premium increases occurring prior to January 1, 2017 and for Premium increases occurring on or after January 1, 2017 where the insured’s age is less than 71, commissions to registered representatives of Securian Financial on the sale of Policies include: up to 62.1 percent of gross Premium in the first Policy Year; up to 8.4 percent of the gross Premium in Policy Years two through three; up to 5.6 percent of the gross Premium in Policy Years four through ten; up to 1.6 percent in Policy Years thereafter; and 0 percent of Non-Repeating Premiums. For Premium increases occurring on or after January 1, 2017 and where the insured’s age is greater than 70, commissions to registered representatives of Securian Financial on the sale of Policies include: up to 8.1 percent in Policy Years 1 through 10; up to 1.6 percent in Policy Years thereafter; and 0 percent of Non-Repeating Premiums. The commission will apply to the portion of the annual Base Premium necessary for an original issue whole life plan of insurance under the Cash Option. On Premiums received in excess of that amount, We will pay commissions up to 4.9 percent in years one through ten and up to 1.6 percent thereafter.

In addition, based uniformly on the sales of insurance policies by registered representatives of Securian Financial, We and Securian Financial will award credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by Us or Our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by Us and Our affiliates. Such credits also cover the registered representatives’ transportation, hotel accommodations, meals, registration fees and the like. We will also pay qualifying Securian Financial registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with Us. Finally, qualifying registered representatives of Securian Financial are also eligible for financing arrangements, insurance benefits, and other benefits based on their contract with Us.
We make additional payments for sales of the Policies to general agents who manage registered representatives. Payments to general agents vary and depend on many factors including the commissions and amount of proprietary products sold by registered representatives supervised by the general agent. General Agents may also be eligible for insurance benefits, other cash benefits, and non-cash compensation such as conventions and other meetings.
Payments to Broker-Dealers.     We pay compensation for the sale of the Policies by affiliated and unaffiliated broker-dealers. The compensation that We pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that We pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policy.
All of the compensation described here, and other compensation or benefits provided by Minnesota Life or Our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence Your registered representative, broker-dealer or selling institution to present this Policy over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask Your registered representative about these differences and how he or she and his or her broker-dealer are compensated for selling the Policies.
Cybersecurity
Our variable insurance product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners, so Our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting Us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect Our and Your product values. For instance, cyber-attacks may interfere with Our processing of contract transactions (including the processing of orders through Our online service centers or with the Portfolios), impact Our ability to calculate values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject Us and/or Our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. While the Company has implemented administrative, technical and physical safeguards that are reasonably designed to protect confidential customer information and confidential business information, there can be no assurance that We or the Portfolios or Our service providers will avoid losses affecting Your Policy due to cyber-attacks or information security breaches in the future.

Legal Proceedings
Like other life insurance companies, We are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, We believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Variable Life Account, the ability of Securian Financial Services, Inc. to perform its contract with the Variable Life Account, or the ability of Minnesota Life to meet its obligations under the Policies. In addition, We are, from time to time, involved as a party to various governmental and administrative proceedings. There are no pending or threatened lawsuits that will materially impact the Variable Life Account.
Financial Statements
The financial statements of the Minnesota Life Variable Life Account and Minnesota Life are contained in the Statement of Additional Information. The Statement of Additional Information is available, free of charge, from Us upon request. To request a Statement of Additional Information, call Us at 1-844-208-2412 or write to Us at: Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.
Registration Statement
We have filed with the Securities and Exchange Commission a Registration Statement under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement, including the amendments and exhibits filed as a part thereof. Reference is hereby made to the Statement of Additional Information and the exhibits filed as part of the registration statement for further information concerning the Variable Life Account, Minnesota Life, and the Policies. Statements contained in this prospectus as to the contents of Policies and other legal instruments are summaries, and reference is made to such instruments as filed.

Special Terms
As used in this prospectus, the following terms have the indicated meanings:
Actual Cash Value: the value of your Variable Life Account and guaranteed principal account interest under a Policy. It is composed of a Policy’s interest in the guaranteed principal account and in one or more sub-accounts of the Variable Life Account. The interest in each is valued separately. For each Variable Life Account sub-account, the value is determined by multiplying the current number of sub-account units credited to a Policy by the current sub-account unit value. Actual Cash Value does not include the loan account.
Attained Age: your issue age plus the number of policy anniversaries during which the Policy has been in force.
Base Premium: the premium less any amount deducted from the premium for additional benefits and, for VAL ‘95, for sub-standard risks.
Code: the Internal Revenue Code of 1986, as amended.
Funds: the mutual funds or separate investment portfolios within series mutual funds which we have designated as an eligible investment for the Variable Life Account.
Guaranteed Principal Account: the portion of the general account of Minnesota Life which is attributable to Policies of this class, exclusive of policy loans. It is not a separate account or a division of the general account.
Issue Age: your age as of your nearest birthday as of the Policy date.
Loan Account: the portion of the general account attributable to policy loans under Policies of this type. The loan account balance is the sum of all outstanding loans under this Policy.
Net Single Premium: the amount of money necessary, at the insured’s attained age, to pay for all future guaranteed cost of insurance charges for the entire lifetime of the insured, or for the coverage period in the case of extended term insurance, without the payment of additional premium. This determination shall assume that the current face amount of the Policy will remain constant and that the Policy will perform at its assumed rate of return.
Nonrepeating Premium: a payment made to this Policy in addition to its scheduled payments.
Paid Up: the status of the Policy when its policy value is such that no further premiums are required to provide the death benefit.
Policy Owner: the owner of a Policy.
Policy Value: the actual cash value of a Policy plus any policy loan.
Policy Year: a period of one year beginning with the policy date or a policy anniversary.
Premium: a scheduled payment required for this Policy.
Valuation Date: each date on which a Fund Portfolio is valued.
Valuation Period: the period between successive valuation dates measured from the time of one determination to the next.

Variable Life Account: a separate investment account called the Minnesota Life Variable Life Account, where the investment experience of its assets is kept separate from our other assets.
We, Our, Us: Minnesota Life Insurance Company.
You, Your: the policy owner.

Appendix A
Example of Sales Load Computation
As an example of the method We use to compute sales load, assume a protection type plan where the annual Base Premium is $1,000 and where the Premium paying period, prior to any reduction in face amount, is 20 years. The insured is a male, age 35 with a life expectancy of 38 years. As Premiums are paid in each year, We will assess a basic sales load of 7 percent or $70 in each year. Also, as Premiums are paid in the first year, We will assess a first year sales load of 23 percent or $230. Therefore, in the first year the sales load charges will total $300 or 30 percent ($300 ÷ $1,000), and over the 15 year period from policy issue sales load charges will total $1,280 or 8.54 percent ($1,280 ÷ $15,000).
Compliance with the 9 percent limitation will be achieved by reducing the first year sales load, if necessary. For example, consider a Policy with a protection type plan where the annual Base Premium is $1,000 and where the Premium paying period prior to any reduction in face amount is 20 years. Further assume that the insured is a male, age 72 at issue, with a life expectancy of 9 years. In this case, the first year sales load must be reduced so that the total sales load will not exceed 9 percent over the life expectancy of the insured. As Premiums are paid in each year We will assess the basic sales load of 7 percent, or $70, but the first year sales load applicable to Premiums paid in the first year will be reduced from 23 percent to 18 percent, or $180. Therefore, in the first year the sales load charges will total $250 or 25 percent ($250 ÷ $1,000), and over the period of the insured’s life expectancy sales load charges will total $810 or 9 percent ($810 ÷ $9,000).
As an example of the method We use to assess sales load when an adjustment occurs during a period in which a first year sales load is being collected, consider a Policy where an adjustment is made after one-half of the first annual Premium is paid. Assume that the Premium is $1,000 annually as in the example above and further assume that the Premiums are being paid on a monthly basis, $83.33 per month. As Premiums are paid in each year We will assess a basic sales load of 7 percent of Premiums received or $70 in that year. A first year sales load, taken in addition to the basic sales load, would also be assessed in a total amount of $230. Now assume an adjustment is made, after the payment of six monthly Premiums, and that the Premium is increased from $1,000 to $1,200. Both before and after the adjustment We will continue to assess a basic sales load of 7 percent of the Premiums received. However, since only one-half of the first year sales load of $230 has been collected, a first year sales load of $115 remains to be collected. The $200 increase in Premium will also be assessed a first year sales load of 23 percent, or $46. Both are added together and will be collected in the 12 months following the adjustment. Therefore, after the adjustment of the Premium to a $1,200 amount, and assuming that Premiums continue to be paid on a monthly basis, each monthly Premium of $100 will be subjected to a total sales load amount of $20.42, consisting of $7 of basic sales load, and $13.42 of first year sales load.
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Statement of Additional Information
A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Life Account and the variable life policy is available without charge from Us at Your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, You may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from Us. To request a Statement of Additional Information, a personalized illustration or any information about Your Policy call Us at 1-844-208-2412 or write to Us at: Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.
Information about Minnesota Life Variable Life Account (including the Statement of Additional Information) can be reviewed and at the SEC’s website, http://www.sec.gov. You can also call the SEC at 1-202-551-8090.
The table of contents for the Statement of Additional Information is as follows:
General Information and History
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges
Illustrations
Financial Statements
Investment Company Act No. 811-4585

PART B
INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

MINNESOTA LIFE VARIABLE LIFE ACCOUNT
(Exact Name of Registrant)
Minnesota Life Insurance Company
(Name of Depositor)
400 Robert Street North
Saint Paul, Minnesota 55101
(Address of Depositor's Principal Executive Offices)
1-651-665-3500
(Depositor's Telephone Number, including Area Code)
Gary R. Christensen, Esq.
Senior Vice President, General Counsel and Secretary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101-2098
(Name and Address of Agent for Service)
Statement of Additional Information
The date of this document and the prospectus is: May 1, 2021
This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. Therefore, this Statement should be read in conjunction with the Funds’ current prospectuses, bearing the same date, which may be obtained by calling Minnesota Life Insurance Company at 1-844-208-2412, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101. Defined terms as used in the prospectus and the Policy are incorporated into this Statement of Additional Information.

General Information and History
Additional Information about Operation of Contracts and Registrant
Underwriters
Additional Information about Charges
Illustrations
Financial Statements
Other Information
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General Information and History
We are Minnesota Life Insurance Company (“Minnesota Life”), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company (“Minnesota Mutual”), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named “Minnesota Mutual Companies, Inc.” Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named “Minnesota Life Insurance Company.” All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named “Securian Financial Group, Inc.,” which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named “Securian Holding Company”, which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.
Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico.
On October 21, 1985, Our Board of Trustees established a separate account, called the Minnesota Life Variable Life Account (“Variable Life Account”), in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a “unit investment trust” with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”). Registration under the Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Life Account. The separate account meets the definition of a “separate account” under the federal securities laws.
We are the legal owner of the assets in the Variable Life Account. The obligations to Policy Owners and beneficiaries arising under the Policies are general corporate obligations of Minnesota Life and thus Our general assets back the Policies. The Minnesota law under which the Variable Life Account was established provides that the assets of the Variable Life Account shall not be chargeable with liabilities arising out of any other business which We may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the Variable Life Account is entirely independent of both the investment performance of Our General Account and of any other separate account which We may have established or may later establish.
The Variable Life Account currently has multiple sub-accounts to which You may allocate Premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.
Additional Information about Operation of Contracts and Registrant
Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Prior to April 1, 2003, Minnesota Life provided additional accounting and
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administrative services which are now performed by State Street Bank and Trust Company. However, Minnesota Life continues to oversee State Street’s performance of these services.
Underwriters
The Policies are a continuous offering and will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. (“Securian Financial”) or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the Policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.
Securian Financial Services, Inc., whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The Policies are sold in the states where their sale is lawful.
For Premium increases occurring prior to January 1, 2017 and for Premium increases occurring on or after January 1, 2017 where the insured’s age is less than 71, commissions to registered representatives of Securian Financial on the sale of Policies include: up to 62.1 percent of gross Premium in the first Policy Year; up to 8.4 percent of the gross Premium in Policy Years two through three; up to 5.6 percent of the gross Premium in Policy Years four through ten; up to 1.6 percent in Policy Years thereafter; and 0 percent of non-repeating Premiums. For Premium increases occurring on or after January 1, 2017 and where the insured’s age is greater than 70, commissions to registered representatives of Securian Financial on the sale of Policies include: up to 8.1 percent in Policy Years 1 through 10; up to 1.6 percent in Policy Years thereafter; and 0 percent of non-repeating Premiums. The commission will apply to the portion of the annual Base Premium necessary for an original issue whole life plan of insurance under the Cash Option. On Premiums received in excess of that amount, We will pay commissions up to 4.9 percent in years one through ten and up to 1.6 percent thereafter. Amounts paid by Minnesota Life to the underwriters of the Policies during 2020, 2019, and 2018 were $6,108,820, $7,318,329 and $7,908,241 , respectively, which include amounts paid for other contracts issued through the Variable Life Account.
While Securian Financial does not receive any direct compensation from Minnesota Life when selling a Minnesota Life variable product, it is reimbursed by Minnesota Life for compliance related costs resulting from Securian’s sales of Minnesota Life variable products.
In addition, based uniformly on the sales of insurance policies by registered representatives of Securian Financial, We or Securian Financial will award credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by Us or Our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by Us and Our affiliates. Such credits may cover the registered representatives’ transportation, hotel accommodations, meals, registration fees and the
VAL	3

like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with Us. Finally, the underwriter also receives amounts from the Fund for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter receives a fee of 0.25 percent of the average daily net assets of those Portfolios of the Fund which have a 12b-1 fee.
Additional Information about Charges
A. Sales Load
The sales load consists of a deduction from each Premium of 7 percent and it may also include a first year sales load deduction not to exceed 23 percent. The first year sales load will apply only to Base Premium, scheduled to be paid in the 12-month period following the policy date, or any policy adjustment involving an increase in Base Premium or any policy adjustment occurring during a period when a first year sales load is being assessed. All of the sales load charges are designed to average not more than 9 percent of the Base Premiums over the lesser of: the life expectancy of the insured at policy issue or adjustment; or 15 years from the policy issue or adjustment; or the Premium paying period. Compliance with the 9 percent ceiling will be achieved by reducing the amount of the first year sales load, if necessary.
B. Special Purchase Plans
We will waive or modify certain charges assessed against Base Premiums in situations where Our existing life insurance Policy Owners wish to exchange their policies for the Policies described in the prospectus. In those situations, We will not assess any charges except for the administrative charge to the existing cash values at the time they are transferred to the Policy. After the exchange, Premium payments will not be subject to a first year sales load or underwriting charge on the existing face amount and Premium level, unless evidence of insurability was required for the exchange.
C. Underwriting Procedures
We require proof of insurability for policy issue and all adjustments resulting in an increase in face amount or other changes that result in an increase in the net amount at risk in the Policy. Proof of insurability and classification for cost of insurance charges are determined by Our underwriting rules and procedures which utilize factors such as age, sex, health and occupation. Persons who present a lower mortality risk are charged the most favorable cost of insurance rates. Requirements may be waived or modified for Policies issued in exchange for existing policies, for Policies issued as a result of conversion from existing Policies, or face amount increases pursuant to an additional benefit agreement.
For VAL’87 Policies, the basis for the mortality charges guaranteed in the Policies are determined by the sex and age of the insured and are based on the 1980 CSO sex distinct age nearest birthday mortality tables. For VAL’95 Policies, the basis for the mortality charges guaranteed in the Policies are determined by the sex, tobacco habits
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and age of the insured and are based on the 1980 CSO sex and smoker distinct age nearest birthday mortality tables. In instances where the insurance is required to be provided on a unisex basis, the guaranteed mortality charges are based on the 1980 CSO Unisex Table B.
D. Increases in Face Amount
An increase in face amount is a policy adjustment and is subject to a $25 transaction charge. An increase in face amount is also subject to an underwriting charge not to exceed $5 per $1,000 of face amount of increase. This charge is made against Premiums in the 12 months following the policy adjustment.
Illustrations
Personalized illustrations provide You with a hypothetical projection of future Policy Values based upon Your age, sex, risk class, Premiums paid and death benefit chosen. You may obtain personalized illustrations from Your advisor showing how a policy might perform based upon different assumptions.
Financial Statements
The financial statements and supplementary schedules of Minnesota Life Insurance Company (the Company) as of December 31, 2020 and 2019, and for each of the years in the three-year period ended December 31, 2020, have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report on the financial statements and supplementary schedules of the Company states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Minnesota Department of Commerce (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the Company’s financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices.
The financial statements of Minnesota Life Variable Life Account as of December 31, 2020 and the year or period then ended, have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
As of the date of this Statement of Additional Information, Minnesota Life Insurance Company and Minnesota Life Variable Life Account engage KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402 as their independent registered public accounting firm.
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Other Information
A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.
The December 31, 2020 financial statements of the Separate Account and the December 31, 2020 financial statements of the Company are incorporated into this SAI by reference to the Separate Account's most recent Form N-VPFS https://www.sec.gov/Archives/edgar/data/0000789535/000110465921050703/a21-7954_4nvpfs.htm filed with the SEC.
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PART C: OTHER INFORMATION
Item 26.    Exhibits
The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.
Item 27.    Directors and Officers of the Minnesota Life Insurance Company
Name and Principal Business Address	Position and Offices with Minnesota Life
Erich J. Axmacher Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President, Corporate Compliance Officer & Chief Privacy Officer
Barbara A. Baumann Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President – Business Services
Michael P. Boyle Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Law
Mary K. Brainerd 1823 Park Avenue Mahtomedi, MN 55115	Director
Kimberly K. Carpenter Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – CCO Individual Solutions
Gary R. Christensen Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director, Attorney-in-Fact, Senior Vice President, General Counsel and Secretary
George I. Connolly Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Executive Vice President – Individual Solutions
Robert J. Ehren Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Senior Vice President – Business Services
Kristin M. Ferguson Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President & Actuary – CFO Individual Solutions
Julio A. Fesser Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Enterprise Facilities
Benjamin G. S. Fowke III Chairman and CEO Xcel Energy, Inc. 414 Nicollet Mall, 401-9 Minneapolis, MN 55401	Director

Name and Principal Business Address	Position and Offices with Minnesota Life
Siddharth S. Gandhi Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Senior Vice President – Chief Strategy & Enterprise Technology Officer
Sara H. Gavin Chief Client Officer Weber Shandwick 510 Marquette Avenue, 13F Minneapolis, MN 55402	Director
Mark J. Geldernick Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President & Chief Risk Officer
Eric B. Goodman 101 North 7th Street Suite 202 Louisville, KY 40202	Director
Christopher M. Hilger Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director, Chairman of the Board, President and CEO
Ann McGarry Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Marketing
Susan M. Munson-Regala Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President & Actuary – Affinity Solutions
Ted J. Nistler Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Corporate Tax and Treasurer
Kent O. Peterson Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President & Actuary – CFO Retirement Solutions
Trudy A. Rautio 5000 France Avenue South #23 Edina, MN 55410-2060	Director
Robert L. Senkler 330 Carinosa Court Naples, FL 34110	Director
Bruce P. Shay Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director and Executive Vice President

Name and Principal Business Address	Position and Offices with Minnesota Life
Mark W. Sievers Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Chief Audit Executive
Mary L. Streed Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – HRBP & Associate Experience
Katia O. Walsh Chief Strategy and Artificial Intelligence Officer, Global Leadership Team Levi Strauss & Co. 115 Battery Street San Francisco, CA 94111	Director
Kevin F. Warren Commissioner Big Ten Conference 5440 Park Place Rosemont, IL 60018	Director
John A. Yaggy Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President and Controller
Warren J. Zaccaro Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director, Executive Vice President and Chief Financial Officer
Item 28.    Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Variable Life Account
Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:
Securian Holding Company (Delaware)
Wholly-owned subsidiaries of Securian Holding Company:
Securian Financial Group, Inc. (Delaware)
Robert Street Property Management, Inc.
Wholly-owned subsidiaries of Securian Financial Group, Inc.:
Minnesota Life Insurance Company
Securian Ventures, Inc.
Securian Asset Management, Inc.
Securian Financial Services, Inc.
Securian Casualty Company
Ochs, Inc.
Lowertown Capital, LLC (Delaware)
Securian Holding Company Canada, Inc. (British Columbia, Canada)
1880 Reinsurance Company (Vermont)
Wholly-owned subsidiaries of Minnesota Life Insurance Company:

Allied Solutions, LLC (Indiana)
Securian Life Insurance Company
Marketview Properties, LLC
Marketview Properties II, LLC
Marketview Properties III, LLC
Marketview Properties IV, LLC
Oakleaf Service Corporation
Securian AAM Holdings, LLC (Delaware)
Majority-owned subsidiary of Allied Solutions, LLC:
Clauson Dealer Services, LLC (Delaware)
Majority-owned subsidiary of Securian AAM Holdings, LLC:
Asset Allocation & Management Company, L.L.C. (Delaware)
Wholly-owned subsidiary of Securian Holding Company Canada, Inc. (British Columbia, Canada):
Securian Canada, Inc. (British Columbia, Canada)
Wholly-owned subsidiaries of Securian Canada, Inc. (British Columbia, Canada):
Canadian Premier Life Insurance Company (Ontario, Canada)
CRI Canada Ltd. (British Columbia, Canada)
Canadian Premier General Insurance Company (Ontario, Canada)
Selient, Inc. (Ontario, Canada)
Open-end registered investment company offering shares to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance Company:
Securian Funds Trust
Majority-owned subsidiary of Securian Financial Group, Inc.:
Empyrean Holding Company, Inc. (Delaware)
Securian Trust Company, N.A.
Wholly-owned subsidiary of Empyrean Holding Company, Inc. (Delaware):
Empyrean Benefit Solutions, Inc. (Delaware)
Wholly-owned subsidiaries of Empyrean Benefit Solutions, Inc. (Delaware):
Empyrean Insurance Services, Inc. (Texas)
Spinnaker Holdings, LLC (Delaware)
Wholly-owned subsidiaries of Spinnaker Holdings, LLC (Delaware):
Bloom Health Insurance Agency, LLC (Delaware)
Bloom Health Services, LLC (Delaware)
Fifty percent-owned subsidiary of Minnesota Life Insurance Company:
CRI Securities, LLC
Unless indicated otherwise parenthetically, each of the above entities is organized under Minnesota law.

Item 29.    Indemnification
The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys’ fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.
Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.
Insofar as indemnification for liability arising under the Securities Act of 1933 (”the Act”) may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and the Minnesota Life Variable Life Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and the Minnesota Life Variable Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and the Minnesota Life Variable Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and the Minnesota Life Variable Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and the Minnesota Life Variable Life Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30.    Principal Underwriters
(a)	Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:
Variable Fund D
Variable Annuity Account
Minnesota Life Variable Life Account
Minnesota Life Individual Variable Universal Life Account
Minnesota Life Variable Universal Life Account
Securian Life Variable Universal Life Account
(b)	The name and principal business address, positions and offices with Securian Financial Services, Inc., and positions and offices with Registrant of each director and officer of Securian Financial Services, Inc. is as follows:

Name and Principal Business Address	Positions and Offices with Underwriter
George I. Connolly Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	President, Chief Executive Officer and Director
Gary R. Christensen Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director

Name and Principal Business Address	Positions and Offices with Underwriter
Warren J. Zaccaro Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director
Jeffrey D. McGrath Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Vice President
Kimberly K. Carpenter Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Senior Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Kjirsten G. Zellmer Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Vice President - Strategy and Business Operations
Kristin M. Ferguson Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Vice President, Chief Financial Officer, Treasurer and Financial Operations Principal
(c)	All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Other Compensation
Securian Financial Services, Inc.	$6,108,820	—	—	—
Item 31.     Location of Accounts and Records
The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101.
Item 32.     Management Services
None.
Item 33.     Fee Representation
Minnesota Life Insurance Company hereby represents that, as to the variable life insurance policies which are the subject of this Registration Statement, File No. 33-3233, the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Minnesota Life Insurance Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Minnesota Life Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul and the State of Minnesota, on the 28th day of April, 2021.
MINNESOTA LIFE VARIABLE LIFE ACCOUNT
(Registrant)
By:  MINNESOTA LIFE INSURANCE COMPANY
(Depositor)
By  /s/ Christopher M. Hilger

Christopher M. Hilger
Chairman of the Board,
President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933 (and the Investment Company Act of 1940), the Depositor, Minnesota Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul and the State of Minnesota, on the 28th day of April, 2021.
MINNESOTA LIFE INSURANCE COMPANY
(Depositor)
By  /s/ Christopher M. Hilger

Christopher M. Hilger
Chairman of the Board,
President and Chief Executive Officer
As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the dates indicated.
Signature	Title	Date
/s/ Christopher M. Hilger Christopher M. Hilger	Chairman of the Board, President and Chief Executive Officer	April 28, 2021
* Robert L. Senkler	Director
* Mary K. Brainerd	Director
* Gary R. Christensen	Director
* Benjamin G.S. Fowke III	Director
* Sara H. Gavin	Director
* Eric B. Goodman	Director

Signature	Title	Date
* Trudy A. Rautio	Director
* Bruce P. Shay	Director
* Katia O. Walsh	Director
* Kevin F. Warren	Director
* Warren J. Zaccaro	Director
/s/ Warren J. Zaccaro Warren J. Zaccaro	Executive Vice President and Chief Financial Officer (chief financial officer)	April 28, 2021
/s/ John A. Yaggy John A. Yaggy	Vice President and Controller (chief accounting officer)	April 28, 2021
/s/ Ted J. Nistler Ted J. Nistler	Second Vice President and Treasurer (treasurer)	April 28, 2021
/s/ Gary R. Christensen Gary R. Christensen	Director, Attorney-in-Fact, Senior Vice President, General Counsel and Secretary	April 28, 2021
* Pursuant to power of attorney dated April 13, 2021, a copy of which is filed herewith.

EXHIBIT INDEX
Exhibit Number	Description of Exhibit
26 (a)	Resolution of the Board of Trustees of The Minnesota Mutual Life Insurance Company dated October 21, 1985, previously filed as Exhibit 26(a) to Minnesota Life Variable Life Account’s Form N-6, File Number 333-120704, Initial Registration Statement, on November 23, 2004, is hereby incorporated by reference.
26 (b)	Not Applicable.
26 (c) (1)	The Amended and Restated Distribution Agreement between Minnesota Life Insurance Company and Securian Financial Services, Inc., previously filed on April 27, 2009, as exhibit 24(c)(3) to Registrant’s Form N-4, File Number 2-97564, Post-Effective Amendment Number 28, is hereby incorporated by reference.
26 (c) (2)	Agent and General Agent Sales Agreements, previously filed as Exhibit 27(c)(3) to Minnesota Life Variable Life Account’s Form N-6, File Number 333-109853, Post-Effective Amendment Number 1, on April 23, 2004, is hereby incorporated by reference.
26 (c) (3)	Combined with the Exhibit listed under 27(c)(3) above.
26 (d) (1)	Variable Adjustable Life Insurance Policy, form 86-660, previously filed as Exhibit A(5)(a) to Registrant’s Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, on April 28, 1997, is hereby incorporated by reference.
26 (d) (2)	Variable Adjustable Life Insurance Policy, form 87-670, previously filed as Exhibit A(5)(b) to Registrant’s Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, on April 28, 1997, is hereby incorporated by reference.
26 (d) (3)	Variable Adjustable Life Insurance Policy, form 90-670, previously filed as Exhibit A(5)(c) to Registrant’s Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, on April 28, 1997, is hereby incorporated by reference.
26 (d) (4)	Variable Adjustable Life Insurance Policy, form MHC-98-670, previously filed as Exhibit A(5)(d) to Registrant’s Form S-6, File Number 33-3233, Post-Effective Amendment Number 14, on March 4, 1999, is hereby incorporated by reference.
26 (d) (5)	Guaranteed Principal Account Agreement, form 90-930, previously filed as Exhibit A(5)(e) to Registrant’s Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, on April 28, 1997, is hereby incorporated by reference.
26 (d) (6)	Family Term Agreement-Children, form MHC-86-904, previously filed as Exhibit A(5)(f) to Registrant’s Form S-6, File Number 33-3233, Post-Effective Amendment Number 14, on March 4, 1999, is hereby incorporated by reference.
26 (d) (7)	Exchange of Insureds Agreement, form MHC-86-914, previously filed as Exhibit A(5)(g) to Registrant’s Form S-6, File Number 33-3233, Post-Effective Amendment Number 14, on March 4, 1999, is hereby incorporated by reference.
26 (d) (8)	Face Amount Increase Agreement, form MHC-86-915, previously filed as Exhibit A(5)(h) to Registrant’s Form S-6, File Number 33-3233, Post-Effective Amendment Number 14, on March 4, 1999, is hereby incorporated by reference.
26 (d) (9)	Cost of Living Increase Agreement, form MHC-86-916, previously filed as Exhibit A(5)(i) to Registrant’s Form S-6, File Number 33-3233, Post-Effective Amendment Number 14, on March 4, 1999, is hereby incorporated by reference.
26 (d) (10)	Waiver of Premium Agreement, form MHC-86-917, previously filed as Exhibit A(5)(j) to Registrant’s Form S-6, File Number 33-3233, Post-Effective Amendment Number 14, on March 4, 1999, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
26 (d) (11)	Survivorship Life Agreement, form MHC-90-929, previously filed as Exhibit A(5)(k) to Registrant’s Form S-6, File Number 33-3233, Post-Effective Amendment Number 14, on March 4, 1999, is hereby incorporated by reference.
26 (d) (12)	Accelerated Benefit Agreement, form MHC-92-931, previously filed as Exhibit A(5)(l) to Registrant’s Form S-6, File Number 33-3233, Post-Effective Amendment Number 14, on March 4, 1999, is hereby incorporated by reference.
26 (d) (13)	Short Term Agreement, form MHC-E324.1 10-1998, previously filed as Exhibit A(5)(m) to Registrant’s Form S-6, File Number 33-3233, Post-Effective Amendment Number 14, on March 4, 1999, is hereby incorporated by reference.
26 (d) (14)	Policy Enhancement Agreement, form MHC-95-941, previously filed as Exhibit A(5)(n) to Registrant’s Form S-6, File Number 33-3233, Post-Effective Amendment Number 14, on March 4, 1999, is hereby incorporated by reference.
26 (d) (15)	Protection Option Amendment, form MHC-98-945, previously filed as Exhibit A(5)(o) to Registrant’s Form S-6, File Number 33-3233, Post-Effective Amendment Number 14, on March 4, 1999, is hereby incorporated by reference.
26 (d) (16)	Variable Early Value Agreement, form MHC-98-940, previously filed as Exhibit A(5)(p) to Registrant’s Form S-6, File Number 33-3233, Post-Effective Amendment Number 14, on March 4, 1999, is hereby incorporated by reference.
26 (d) (17)	Extended Maturity Agreement, form 05-907, previously filed as Exhibit 26(d)(11) to Minnesota Life Variable Life Account’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 8, on April 21, 2006, is hereby incorporated by reference.
26 (e) (1)	Application Part 1 - New Issue, form ICC16-59410 1-2016, previously filed on April 25, 2017 as exhibit 26(e)(1) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 11, is hereby incorporated by reference.
26 (e) (2)	Application Part 3 - New Issue - Agreement and Authorization, form ICC16-59536 12-2015, previously filed on April 25, 2017 as exhibit 26(e)(2) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 11, is hereby incorporated by reference.
26 (e) (3)	Policy Change Application Part 3 (Underwriting) - Agreements and Authorizations, form ICC17-59534 4-2017, previously filed on April 26, 2018 as exhibit 26(e)(3) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 12, is hereby incorporated by reference.
26 (e) (4)	Policy Change Application - No Underwriting Required, form ICC16-59537 6-2016, previously filed on April 25, 2017 as exhibit 26(e)(4) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 11, is hereby incorporated by reference.
26 (e) (5)	Policy Change Application Part 1 - Underwriting Required, form ICC16-59538 1-2016, previously filed on April 25, 2017 as exhibit 26(e)(5) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 11, is hereby incorporated by reference.
26 (e) (6)	Application Part 2, form F59572 Rev 1-2014, previously filed on February 27, 2015 as exhibit 26(e)(6) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 6, is hereby incorporated by reference.
26 (e) (7)	Application Part 2, form F59573 1-2014, previously filed on February 27, 2015 as exhibit 26(e)(7) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 6, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
26 (e) (8)	Application Part 2, form ICC 12-59573-T1-2012, previously filed as exhibit 26(e)(8) to Minnesota Life Variable Life Account’s to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 1, on February 27, 2013, is hereby incorporated by reference.
26 (e) (9)	Variable Adjustable Life Allocation Options, form F72225 Rev 09-2020
26 (e) (10)	Application 1A, New Issue (eApp), form ICC16-72540 7-2016, previously filed on April 25, 2017 as Exhibit 26(e)(8) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Post-Effective Amendment Number 28, is hereby incorporated by reference.
26 (e) (11)	Application 1B, New Issue (eApp), form ICC16-72541 7-2016, previously filed on April 25, 2017 as Exhibit 26(e)(9) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Post-Effective Amendment Number 28, is hereby incorporated by reference.
26 (e) (12)	Proposed Insured Juvenile Information for Ages 0-17, form ICC16-84732 7-2016, previously filed on April 25, 2017 as Exhibit 26(e)(10) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Post-Effective Amendment Number 28, is hereby incorporated by reference.
26 (f) (1)	Restated Certificate of Incorporation of the Depositor, previously filed as Exhibit A(5)(a) to Registrant’s Form S-6, File Number 33-3233, Post-Effective Amendment Number 14, on March 4, 1999 is hereby incorporated by reference.
26 (f) (2)	Bylaws of the Depositor, previously filed as Exhibit 26(f)(2) to Minnesota Life Variable Life Account’s Form N-6, File Number 333-120704, Initial Registration Statement, on November 23, 2004, is hereby incorporated by reference.
26 (g)	Reinsurance Contract, previously filed as Exhibit 27(g) to Minnesota Life Variable Life Account’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.
26 (h) (1) (i)	Participation Agreement among Securian Funds Trust, Advantus Capital Management, Inc. and Minnesota Life Insurance Company previously filed as Exhibit 26(h)(1)(i) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.
26 (h) (1) (ii)	Shareholder Information Agreement between Securian Funds Trust and Minnesota Life Insurance Company previously filed as Exhibit 26(h)(1)(ii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.
26 (h) (2) (i)	Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(2)(i) to Minnesota Life Variable Universal Life Account’s Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, on February 27, 2003, is hereby incorporated by reference.
26 (h) (2) (ii)	Addendum Dated May 1, 2000 to Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(2)(ii) to Minnesota Life Variable Universal Life Account’s Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, on February 27, 2003, is hereby incorporated by reference.
26 (h) (2) (iii)	Amendment to Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(2)(iii) to Minnesota Life Variable Universal Life Account’s Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, on February 27, 2003, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
26 (h) (2) (iv)	Amendment Dated December 1, 2002 to Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(2)(iv) to Minnesota Life Variable Universal Life Account’s Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, on February 27, 2003, is hereby incorporated by reference.
26 (h) (2) (v)	Amendment Dated March 1, 2004 to Fund Participation Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, filed on April 22, 2005 as Exhibit 26(h)(2)(v) to Minnesota Life Variable Universal Life Account’s Form N-6, File Number 33-85496, Post-Effective Amendment Number 14, is hereby incorporated by reference.
26 (h) (2) (vi)	Amendment dated May 1, 2005 to the Fund Participation Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(2)(vi) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.
26 (h) (2) (vii)	Amendment Number Two to the Fund Participation Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, filed on December 20, 2006 as exhibit 24(c)(d)(vi) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.
26 (h) (2) (viii)	Rule 22c-2 Shareholder Information Agreement between Janus Capital Management, LLC, Janus Services LLC, Janus Distributors LLC, Janus Aspen Series and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(2)(viii) to Registrant’s Form N-6, File Number 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.
26 (h) (2) (ix)	Amendment Number Seven to the Fund Participation Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, previously filed on October 4, 2007 as Exhibit 24(c)(8)(b)(vii) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.
26 (h) (2) (x)	Amendment Number Eight to the Fund Participation Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, previously filed on April 27, 2015 as Exhibit 26(h)(2)(x) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 36, is hereby incorporated by reference.
26 (h) (3) (i)	Amended and Restated Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(3) to Registrant’s Form N-6, File Number 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.
26 (h) (3) (ii)	First Amendment to Amended and Restated Participation Agreement among Minnesota Life Insurance Company, Fidelity Distributors Corporation, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Fund IV, previously filed on December 14, 2007 as exhibit 26(h)(4)(ii) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
26 (h) (4) (i)	Fund Shareholder Services Agreement between Minnesota Life Insurance Company and Securian Financial Services, Inc., previously filed as Exhibit 8(d) to Variable Annuity Account’s Form N-4, File Number 811-4294, Post-Effective Amendment Number 193, on July 20, 2012, is hereby incorporated by reference.
26 (h) (5) (i)	Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 24(c)(8)(x) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, on April 29, 2003, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
26 (h) (5) (ii)	Amendment No. 1 to the Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 24(c)(8)(x)(i) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, on April 29, 2003, is hereby incorporated by reference.
26 (h) (5) (iii)	Amendment No. 2 to the Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 24(c)(8)(x)(ii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, on April 29, 2003, is hereby incorporated by reference.
26 (h) (5) (iv)	Amendment No. 3 to the Participation Agreement among Oppenheimer Variable Accounts Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(7)(iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.
26 (h) (5) (v)	Amendment No. 4 to Participation Agreement among Oppenheimer Variable Accounts Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(7)(v) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.
26 (h) (5) (vi)	Amendment No. 5 to Participation Agreement among Oppenheimer Variable Accounts Funds, Oppenheimer Funds, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(k)(v) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.
26 (h) (5) (vi) (i)	Amendment No. 6 to Participation Agreement among Oppenheimer Variable Accounts Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed on October 4, 2007 as Exhibit 24(c)(8)(g)(vi) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.
26 (h) (5) (vii)	Shareholder Information Agreement Under Rule 22c-2 of the Investment Company Act of 1940 among OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(w) to Variable Annuity Account’s Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
26 (h) (5) (viii)	Amendment No. 7 to Participation Agreement by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company effective August 1, 2010 previously filed on April 25, 2011 as exhibit 24(c)(8)(g)(vii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
26 (h) (5) (ix)	Amendment No. 8 to Participation Agreement by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed on April 25, 2014 as exhibit 26(h)(5)(ix) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 35, is hereby incorporated by reference.
26 (h) (5) (x)	Amendment No. 9 to Participation Agreement by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed on April 25, 2014 as exhibit 26(h)(5)(x) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 35, is hereby incorporated by reference.
26 (h) (6) (i)	Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 24(c)(8)(x) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, on April 29, 2003, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
26 (h) (6) (ii)	Amendment No. 1 to the Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 24(c)(8)(y)(i) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, on April 29, 2003, is hereby incorporated by reference.
26 (h) (6) (iii)	Amendment No. 2 to the Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 24(c)(8)(y)(ii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, on April 29, 2003, is hereby incorporated by reference.
26 (h) (6) (iv)	Amendment No. 3 to Participation Agreement among Panorama Series Funds, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(8)(iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.
26 (h) (6) (v)	Amendment No. 4 to Participation Agreement among Panorama Series Funds, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(8)(v) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.
26 (h) (6) (vi)	Amendment No. 5 to Participation Agreement among Panorama Series Funds, Inc., Oppenheimer Funds, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(l)(v) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.
26 (h) (6) (vii)	Amendment No. 6 to Participation Agreement among Panorama Series Funds, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company dated December 12, 2012, previously filed as Exhibit 26(h)(6)(vii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.
26 (h) (7) (i)	Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P. and Minnesota Life Insurance Company, previously filed as Exhibit 24(c)(8)(z) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, on April 29, 2003, is hereby incorporated by reference.
26 (h) (7) (ii)	Schedule A as amended May 1, 2003 to the Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P. and Minnesota Life Insurance Company, previously filed as Exhibit 24(c)(8)(z)(i) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, on April 29, 2003, is hereby incorporated by reference.
26 (h) (7) (iii)	Amendment No. 1 to Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(m)(ii) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.
26 (h) (7) (iv)	Rule 22c-2 Agreement among Putnam Fiduciary Trust Company, Putnam Retail Management Limited Partnership and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(x) to Variable Annuity Account’s Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
26 (h) (7) (v)	Amendment No. 2 to the Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P. and Minnesota Life Insurance Company, previously filed on December 15, 2008 as Exhibit 24(c)(8)(i)(iii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 17, is hereby incorporated by reference.
26 (h) (7) (vi)	Third Amendment to Supplement to Participation Agreement among Putnam Variable Trust, Putnam Retail Management Limited Partnership and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(i)(iv) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
26 (h) (7) (vii)	Fourth Amendment to Participation Agreement among Putnam Variable Trust, Putnam Retail Management Limited Partnership and Minnesota Life Insurance Company, previously filed on April 27, 2015 as exhibit 24(b)8(h)(v) to Variable Annuity Account’s Form N-4, File Number 333-182763, Post-Effective Amendment Numbers 10 and 246, is hereby incorporated by reference.
26 (h) (7) (viii)	Fifth Amendment to Participation Agreement among Putnam Variable Trust, Putnam Retail Management Limited Partnership and Minnesota Life Insurance Company, previously filed on August 15, 2019 as Exhibit 24(b)8(i)(vi) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial Registration Statement is hereby incorporated by reference.
26 (h) (8) (i)	Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(10)(i) to Registrant’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.
26 (h) (8) (ii)	Schedule A as amended May 1, 2003 to the Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(10)(ii) to Registrant’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.
26 (h) (8) (iii)	Amendment No. 1 to the Participation Agreement dated March 4, 2002, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(10)(iii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.
26 (h) (8) (iv)	Amendment No. 2 to the Participation Agreement dated March 2, 2002, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(10)(iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.
26 (h) (8) (v)	Amendment No. 3 to Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(n)(iv) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.
26 (h) (8) (vi)	Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 between AIM Investment Services, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(s) to Variable Annuity Account’s Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
26 (h) (8) (vii)	Amendment No. 4 to Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc., Minnesota Life Insurance Company and Securian Financial Services, Inc. effective April 30, 2010 previously filed on April 25, 2011 as exhibit 24(c)(8)(j)(v) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
26 (h) (8) (viii)	Administrative Services Agreement between Invesco Advisers, Inc. and Minnesota Life Insurance Company dated October 1, 2016, previously filed on November 8, 2016 as Exhibit 24(8)(i)(1) to Variable Annuity Account’s Form N-4, File Number 333-212515, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
26 (h) (9) (i)	Shareholder Services Agreement among American Century Investment Services, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(11) to Registrant’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
26 (h) (9) (ii)	Amendment No. 1 to Shareholder Services Agreement between Minnesota Life Insurance Company and American Century Investments, Inc., previously filed as Exhibit 26(h)(11)(ii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.
26 (h) (9) (iii)	Shareholder Information Agreement between American Century Investment Services, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(t) to Variable Annuity Account’s Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
26 (h) (9) (iv)	Amendment No. 2 to Shareholder Services Agreement between Minnesota Life Insurance Company and American Century Investment Services, Inc., previously filed on October 4, 2007 as Exhibit 24(c)(8)(k)(ii) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.
26 (h) (9) (v)	Amendment No. 3 to Shareholder Services Agreement between Minnesota Life Insurance Company and American Century Investment Services, Inc., previously filed on April 27, 2015 as Exhibit 26(h)(9)(v) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 36, is hereby incorporated by reference.
26 (h) (9) (vi)	Amendment No. 4 to Shareholder Services Agreement between Minnesota Life Insurance Company and American Century Investment Services, Inc., previously filed on April 27, 2015 as Exhibit 26(h)(9)(vi) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 36, is hereby incorporated by reference.
26 (h) (10) (i)	Not applicable.
26 (h) (10) (ii)	Not applicable.
26 (h) (11) (i)	Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(13)(i) to Registrant’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.
26 (h) (11) (ii)	Amendment No. 1 to the Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(13)(ii) to Registrant’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.
26 (h) (11) (iii)	Amendment No. 2 to the Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(13)(iii) to Registrant’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.
26 (h) (11) (iv)	Amendment No. 3 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(13)(iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.
26 (h) (11) (v)	Amendment No. 4 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(13)(v) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.
26 (h) (11) (vi)	Letter dated December 7, 2005 amending Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(13)(vi) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
26 (h) (11) (vii)	Amendment No. 5 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(p)(vi) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.
26 (h) (11) (viii)	Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(v) to Variable Annuity Account’s Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
26 (h) (11) (ix)	Fee letter dated September 1, 2010 referencing the Participation Agreement by and among the MFS Variable Insurance Trust, Minnesota Life Insurance and Massachusetts Financial Services Company previously filed on April 25, 2011 as exhibit 24(c)(8)(l)(vii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
26 (h) (11) (x)	Amendment No. 6 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota Life Insurance Company and Massachusetts Financial Services Company effective September 1, 2010 previously filed on April 25, 2011 as exhibit 24(c)(8)(l)(viii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
26 (h) (11) (xi)	Amendment No. 7 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota Life Insurance Company, and Massachusetts Financial Services Company, previously filed on April 27, 2015 as exhibit 26(h)(6)(xi) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 7, is hereby incorporated by reference.
26 (h) (11) (xii)	Amendment No. 8 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota Life Insurance Company, and Massachusetts Financial Services Company, previously filed on April 27, 2015 as exhibit 26(h)(6)(xii) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 7, is hereby incorporated by reference.
26 (h) (11) (xiii)	Amendment No. 9 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota Life Insurance Company, and Massachusetts Financial Services Company, previously filed on November 8, 2017 as exhibit 24(b)(8)(k)(xii) to Variable Annuity Account’s Form N-4, File Number 333-212515, Post-Effective Amendment Numbers 4 and 294, is hereby incorporated by reference.
26 (h) (11) (xiv)	Amendment No. 10 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota Life Insurance Company, and Massachusetts Financial Services Company, previously filed on November 8, 2017 as exhibit 24(b)(8)(k)(xiii) to Variable Annuity Account’s Form N-4, File Number 333-212515, Post-Effective Amendment Numbers 4 and 294, is hereby incorporated by reference.
26 (h) (12) (i)	Participation Agreement as of May 1, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(14)(i) to Registrant’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.
26 (h) (12) (ii)	Amendment to Participation Agreement as of May 1, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(14)(ii) to Registrant’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.
26 (h) (12) (iii)	Amendment No. 2 to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(14)(iii) to Registrant’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
26 (h) (12) (iv)	Amendment No. 3 to Participation Agreement by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Minnesota Life Insurance Company and Securian Financial Services, Inc, previously filed as Exhibit 26(h)(14)(iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.
26 (h) (12) (v)	Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company and Securian Financial Services, Inc., previously filed as Exhibit 26(h)(14)(v) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.
26 (h) (12) (vi)	Amendment No. 5 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(q)(v) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.
26 (h) (12) (vii)	Rule 22c-2 Agreement between Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(u) to Variable Annuity Account’s Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
26 (h) (12) (viii)	Amendment No. 6 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Minnesota Life Insurance Company, previously filed on October 4, 2007 as Exhibit 24(c)(8)(m)(vi) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.
26 (h) (12) (ix)	Amendment to Participation Agreement by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. Minnesota Life Insurance Company and Securian Financial Services, Inc. effective August 16, 2010 previously filed on April 25, 2011 as exhibit 24(c)(8)(m)(vii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
26 (h) (12) (x)	Amendment No. 7 to Participation Agreement dated May 1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian Financial Services, Inc. previously filed as Exhibit 26(h)(12)(x) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post- Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.
26 (h) (12) (xi)	Participation Agreement Addendum dated May 1, 2012 among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian Financial Services, Inc. previously filed as Exhibit 26(h)(12)(xi) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.
26 (h) (12) (xii)	Amendment No. 8 to Participation Agreement dated May 1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian Financial Services, Inc, previously filed as Exhibit 26(h)(12)(xii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34 on April 24, 2013, is hereby incorporated by reference.
26 (h) (12) (xiii)	Amendment No. 10 to Participation Agreement dated May 1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian Financial Services, Inc, previously filed as Exhibit 26(h)(12)(xiii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34 on April 24, 2013, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
26 (h) (13) (i)	Participation Agreement as of September 29, 2003 between Minnesota Life Insurance Company and Waddell & Reed, Inc. previously filed as Exhibit 27(h)(15) to Minnesota Life Variable Life Account’s Form N-6, File Number 333-109853, Pre-Effective Amendment Number 1, on February 19, 2004, is hereby incorporated by reference.
26 (h) (13) (ii)	Amendment Number One to the Target Funds Participation Agreement among Minnesota Life Insurance Company, Waddell & Reed, Inc. and W&R Target Funds, Inc., previously filed as Exhibit 26(h)(15)(ii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.
26 (h) (13) (iii)	Shareholder Information Agreement among Ivy Funds Distributor, Inc., Waddell & Reed, Inc. and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(5)(iii) to Registrant’s Form N-6, File Number 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.
26 (h) (13) (iv)	Second Amendment to the Target Funds Participation Agreement among Minnesota Life Insurance Company, Waddell & Reed, Inc. and W&R Target Funds, Inc. previously filed as Exhibit 24(c)(8)(n)(ii) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 6, on February 27, 2009, is hereby incorporated by reference.
26 (h) (13) (v)	Third Amendment to Target Funds Participation Agreement among Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios, and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(n)(iii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
26 (h) (13) (vi)	Fourth Amendment to Ivy Funds Variable Insurance Portfolios Participation Agreement (Excludes Products Sold Through W&R Distribution System) among Minnesota Life Insurance Company, Waddell & Reed, Inc., and Ivy Funds Variable Insurance Portfolios, previously filed on April 25, 2014 as exhibit 26(h)(13)(vi) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 35, is hereby incorporated by reference.
26 (h) (14) (i)	Amendment No. 1 to Shareholder Services Agreement between Minnesota Life Insurance Company and American Century Investments, Inc., previously filed as Exhibit 26(h)(11)(ii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.
26 (h) (14) (ii)	Amendment No. 2 to Shareholder Services Agreement between Minnesota Life Insurance Company and American Century Investment Services, Inc. , previously filed on October 4, 2007 as Exhibit 24(c)(8)(k)(ii) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.
26 (h) (15) (i)	Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management, Inc., and Minnesota Life Insurance Company previously filed on April 29, 2003 as Exhibit 24 (c)(z) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.
26 (h) (15) (ii)	Amendment Number one to the Agreement between Van Kampen Asset Management, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(s)(i) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.
26 (h) (15) (iii)	Amendment Number Two to Participation Agreement among Minnesota Life Insurance Company, Van Kampen Life Investment Trust, Van Kampen Funds, Inc. and Van Kampen Asset Management previously filed on April 27, 2010 as exhibit 26(n)(15)(iii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Numbers 30 and 78, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
26 (h) (16) (i)	Van Kampen Life Investment Trust Shareholder Information Agreement among Van Kampen Funds Inc., Van Kampen Life Investment Trust, and Minnesota Life Insurance Agreement previously filed on September 6, 2007 as exhibit 24(c)(8)(y) to Variable Annuity Account’s Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
26 (h) (17) (i)	Agreement among The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc., Morgan Stanley Investment Management Inc., and Minnesota Life Insurance Company, previously filed on October 4, 2007 as Exhibit 24(c)(8)(z) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.
26 (h) (17) (ii)	Amendment Number One to Participation Agreement among Minnesota Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment Management Inc., previously filed on April 27, 2010 as exhibit 26(h)(17)(ii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Numbers 30 and 78, is hereby incorporated by reference.
26 (h) (17) (iii)	Second Amendment to Participation Agreement among Minnesota Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment Management Inc., previously filed on April 27, 2105 as exhibit 24(b)8(y)(ii) to Variable Annuity Account’s Form N-4, File Number 333-182763, Post-Effective Amendment Numbers 10 and 246, is hereby incorporated by reference.
26 (h) (17) (iv)	Third Amendment to Participation Agreement among Minnesota Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment Management Inc., previously filed on April 27, 2015 as exhibit 24(b)8(y)(iii) to Variable Annuity Account’s Form N-4, File Number 333-182763, Post-Effective Amendment Numbers 10 and 246, is hereby incorporated by reference.
26 (h) (17) (v)	Fourth Amendment to Participation Agreement among Minnesota Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley Distributors, Inc. and Morgan Stanley Investment Management, Inc., previously filed on August 15, 2019 as Exhibit 24(b)8(y)(iv) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial Registration Statement is hereby incorporated by reference.
26 (h) (18) (i)	Fund Participation Agreement among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, Alps Advisers, Inc. and Alps Distributors, Inc. , previously filed on October 4, 2007 as Exhibit 24(c)(8)(z) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.
26 (h) (18) (ii)	Amendment Number One to the Participation Agreement among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisers, Inc. and ALPS Distributors, Inc. filed on February 25, 2010 as exhibit 24(b)(8)(aa)(i) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.
26 (h) (18) (iii)	Amendment Number Two to Participation Agreement among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc., previously filed on April 27, 2010 as exhibit 26(h)(18)(iii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Numbers 30 and 78, is hereby incorporated by reference.
26 (h) (18) (iv)	Amendment Number Three to Participation Agreement among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc, previously filed on April 25, 2014 as exhibit 26(h)(18) (iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 35, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
26 (h) (18) (v)	Amendment Number Four to Participation Agreement among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc, previously filed on April 25, 2014 as exhibit 26(h)(18)(v) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 35, is hereby incorporated by reference.
26 (h) (18) (vi)	Amendment Number Five to Participation Agreement among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc, previously filed on April 25, 2014 as exhibit 26(h)(18) (vi) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 35, is hereby incorporated by reference.
26 (h) (18) (vii)	Amendment Number Six among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc., previously filed on August 15, 2019 as Exhibit 24(b)8(x)(vi) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial Registration Statement is hereby incorporated by reference.
26 (h) (18) (viii)	Amendment Number Seven among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc., previously filed on August 15, 2019 as Exhibit 24(b)8(x)(vii) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial Registration Statement is hereby incorporated by reference.
26 (h) (18) (ix)	Amendment Number Eight among Minnesota Life Insurance Company, ALPS Variable Investment Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc. previously filed on February 23, 2021 as Exhibit 30(h)(2)(x) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Post-Effective Amendment Numbers 16 and 89, is hereby incorporated by reference.
26 (h) (19) (i)	Fund Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and Minnesota Life Insurance Company, previously filed on October 9, 2009 as Exhibit 24(c)(8)(cc) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 8, is hereby incorporated by reference.
26 (h) (19) (ii)	Amendment No. 1 to Participation Agreement among Minnesota Life Insurance Company, Neuberger Berman Advisers Management Trust and Neuberger Berman Investment Advisers LLC, previously filed on August 15, 2019 as Exhibit 24(b)8(z)(i) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial Registration Statement is hereby incorporated by reference.
26 (h) (20) (i)	Not Applicable.
26 (h) (21) (i)	Participation Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc., and AllianceBernstein Investments, Inc., previously filed on October 4, 2007 as Exhibit 24(c)(8)(z) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.
26 (h) (21) (ii)	Amendment Number One to Participation Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc., previously filed on April 27, 2010 as exhibit 26(h)(21)(ii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Numbers 30 and 78, is hereby incorporated by reference.
26 (h) (21) (iii)	Amendment Number Two to Participation Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc., AllianceBernstein L.P., and AllianceBernstein Investments, Inc., previously filed as Exhibit 26(h)(21)(iii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
26 (h) (21) (iv)	Amendment Number Three to Participation Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc., AllianceBernstein L.P., and AllianceBernstein Investments, Inc., previously filed on August 15, 2019 as Exhibit 24(b)8(kk)(iii) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial Registration Statement is hereby incorporated by reference.
26 (h) (21) (v)	Amendment Number Four to Participation Agreement among Minnesota Life Insurance Company, Securian Fnancial Services, Inc., AllianceBernstein L.P., and AllianceBernstein Investments, Inc., previously filed on August 15, 2019 as Exhibit 24(b)8(kk)(iv) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial Registration Statement is hereby incorporated by reference.
26 (h) (22) (i)	Participation Agreement among Minnesota Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC previously filed on April 25, 2011 as exhibit 24(c)(8)(ff) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
26 (h) (22) (ii)	Selling Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust between Allianz Global Investors Distributors LLC and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(dd) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
26 (h) (22) (iii)	PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust between Pacific Investment Management Company LLC and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(ee) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
26 (h) (22) (iv)	Termination, New Agreements and Amendments Relating to Intermediary Agreements for PIMCO Variable Insurance Trust among Allianz Global Investors Distributors LLC, PIMCO Investments LLC and Minnesota Life Insurance Company previously filed as Exhibit 26(h)(22)(iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.
26 (h) (22) (v)	Amendment to Participation Agreement among Minnesota Life Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Investments LLC, previously filed as Exhibit 26(h)(22)(v) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.
26 (h) (22) (vi)	Amendment to Selling Agreement between Minnesota Life Insurance Company, and PIMCO Investments LLC, previously filed as Exhibit 26(h)(22)(vi) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.
26 (h) (22) (vii)	Amendment No. 1 to PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust Effective May 1, 2013, previously filed as Exhibit 26(h)(22)(vii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.
26 (h) (22) (viii)	Second Amendment to the Participation Agreement by and among PIMCO Investments LLC, PIMCO Variable Insurance Trust, and Minnesota Life Insurance Company, previously filed on April 27, 2015 as exhibit 26(h)(8)(viii) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 7, is hereby incorporated by reference.
26 (h) (22) (ix)	Third Amendment to the Participation Agreement by and among PIMCO Investments LLC, PIMCO Variable Trust and Minnesota Life Insurance Company, previously filed on August 15, 2019 as Exhibit 24(b)8(aa)(iii) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial Registration Statement is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
26 (h) (23) (i)	Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(gg) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
26 (h) (23) (ii)	Administrative Services Agreement between Goldman Sachs Asset Management, L.P. and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(hh) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
26 (h) (23) (iii)	Services Agreement between Goldman, Sachs & Co. and Minnesota Life Insurance Company. previously filed on April 25, 2011 as exhibit 24(c)(8)(ii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
26 (h) (23) (iv)	Amendment to Participation Agreement between Goldman Sachs Variable Insurance Trust and Minnesota Life Insurance Company previously filed as Exhibit 8(dd)(i) to Variable Annuity Account’s Form N-4, File Number 811-4294, Post-Effective Number 193, on July 20, 2012, is hereby incorporated by reference.
26 (h) (23) (v)	Second Amendment to Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Minnesota Life Insurance Company dated November 8, 2012, previously filed as Exhibit 26(h)(23)(v) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.
26 (h) (23) (vi)	Third Amendment to Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(23)(vi) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.
26 (h) (23) (vii)	Amendment to Administrative Services Agreement Between Goldman Sachs Asset Management, L.P. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(23)(vii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.
26 (h) (24) (i)	Fund Participation and Service Agreement among Minnesota Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and American Funds Insurance Series previously filed on April 25, 2011 as exhibit 24(c)(8)(jj) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
26 (h) (24) (ii)	Business Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc., American Funds Distributors, Inc. and Capital Research and Management Company previously filed on April 25, 2011 as exhibit 24(c)(8)(kk) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
26 (h) (24) (iii)	American Funds Rule 22c-2 Agreement among American Funds Service Company and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(ll) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
26 (h) (24) (iv)	Amendment No. 1 to Fund Participation and Service Agreement among Minnesota Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and American Funds Insurance Series, previously filed on April 25, 2014 as exhibit 26(h)(24)(iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 35, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
26 (h) (24) (v)	Second Amendment to the Business Agreement by and among Minnesota Life Insurance Company, Securian Financial Services, Inc., American Funds Distributors, Inc., and Capital Research and Management Company, previously filed on April 27, 2015 as Exhibit 26(h)(24)(v) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 36, is hereby incorporated by reference.
26 (i) (1) (i)	Investment Accounting Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company, previously filed as Exhibit 24(c)8(q) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 1, on February 25, 2003, is hereby incorporated by reference.
26 (i) (1) (ii)	First Amendment to Investment Accounting Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(l)(b) to the Securian Life Variable Universal Life Account’s Form N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
26 (i) (2)(i)	Administration Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company, previously filed as Exhibit 24(c)8(r) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 1, on February 25, 2003, is hereby incorporated by reference.
26 (i) (2) (ii)	First Amendment to Administration Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(2)(b) to the Securian Life Variable Universal Life Account’s Form N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
26 (j)	Not Applicable.
26 (k)	Opinion and Consent of Timothy E. Wuestenhagen, Esq.
26 (l)	Not Applicable.
26 (m)	Not Applicable.
26 (n)	Consent of KPMG LLP.
26 (o)	Not Applicable.
26 (p)	Not Applicable.
26 (q)	Redeemability exemption.
26 (r)	Minnesota Life Insurance Company - Power of Attorney to Sign Registration Statements.